Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2009 and 2008

(PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2009 and 2008
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings (Loss)	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-17

Supplemental Financial Information
Projects under Development Debt and Mortgage Financings	18
Scheduled Maturities Table	19-20
Upcoming Maturities Summary	21-24
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	25-26
Consolidated Earnings Information	27-30
Investments in and Advances to Affiliates	31-32
Real Estate and Related Nonrecourse Mortgage Debt	33-34
Forest City Rental Properties Corporation
Consolidated Balance Sheet Information	35-36
Consolidated Earnings Information	37-38
Real Estate Activity	39-42
Results of Operations Summary	43-45
Reconciliation of Net Earnings to EBDT	46-47
Summary of EBDT	48-59
Property Listing	60-72

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current market conditions on our liquidity, ability to finance or refinance projects and repay our debt, general real estate investment and development risks, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $11.4 billion of assets in 27 states and the District of Columbia at January 31, 2009. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at January 31, 2009. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-K for the year ended January 31, 2009. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties on pages 60-72.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of EBDT to net earnings (loss) see pages 44-47.
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings (loss), retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the fiscal years ended January 31, 2009 and 2008.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 44), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 5-7 of this document. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 48-59.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2009 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - January 31, 2009 and 2008
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2009	January 31, 2009	January 31, 2008	January 31, 2008

Retail (1)
Comparable	90.4%	92.0%	93.5%	93.7%
Total	88.5%	90.4%	92.5%	92.9%
Office
Comparable	90.8%	90.5%	90.1%	90.1%
Total	89.6%	89.6%	89.7%	89.9%
Residential (2)
Comparable	92.5%	92.2%	93.3%	93.5%
Total	89.5%	88.8%	91.9%	91.9%
Hotels
Comparable and Total		68.8%		70.0%
Comparable ADR and Total ADR		$146.26		$141.60

(1)
Reflects Circuit City stores as vacant as of January 31, 2009. While there were eight Circuit City stores that impacted our portfolio (241,032 square feet), seven affected occupancy (206,459 square feet), the eighth was a ground lease.

(2)	Excludes military housing units.
Retail and office occupancy as of January 31, 2009 and 2008 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of January 31, 2009 and 2008 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2009 and 2008 represents total units occupied divided by total units available. Average residential occupancy for the year ended January 31, 2009 and 2008 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the year ended January 31, 2009 and 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three months and years ended January 31, 2009 and 2008. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as the strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 48-59.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended January 31, 2009		Year Ended January 31, 2009

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	(5.1%)	(5.3%)	0.9%	0.3%

Office	0.3%	2.9%	(0.9%)	1.2%

Hotel	(6.2%)	(16.5%)	1.0%	(4.9%)

Residential	(1.4%)	(2.1%)	2.9%	0.2%

Total	(2.6%)	(2.3%)	0.7%	0.4%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended January 31, 2009					Three Months Ended January 31, 2008					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$60,146	$2,017	$5,531	$-	$63,660	$63,401	$2,286	$6,116	$-	$67,231	(5.1%)	(5.3%)

Total	65,140	3,181	5,595	-	67,554	68,409	3,214	6,631	-	71,826

Office Buildings
Comparable	46,044	2,482	2,915	-	46,477	45,906	2,528	1,784	-	45,162	0.3%	2.9%

Total	62,795	992	2,999	-	64,802	55,074	3,641	1,974	-	53,407

Hotels
Comparable	2,029	-	-	-	2,029	2,162	-	268	-	2,430	(6.2%)	(16.5%)

Total	2,740	-	-	-	2,740	1,805	(23)	1,153	-	2,981

Earnings from Commercial
Land Sales	11,318	6	-	-	11,312	15,096	879	-	-	14,217

Other (1)	(9,394)	(149)	(277)	-	(9,522)	(5,995)	(2,777)	(254)	-	(3,472)

Total Commercial Group
Comparable	108,219	4,499	8,446	-	112,166	111,469	4,814	8,168	-	114,823	(2.9%)	(2.3%)

Total	132,599	4,030	8,317	-	136,886	134,389	4,934	9,504	-	138,959

Residential Group
Apartments
Comparable	26,406	691	6,745	-	32,460	26,790	772	7,152	-	33,170	(1.4%)	(2.1%)

Total	29,936	934	8,532	1,199	38,733	30,487	825	8,069	2,336	40,067

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	10,520	(134)	196	-	10,850	12,285	-	730	-	13,015

Other (1)	3,040	83	(1)	-	2,956	(6,800)	175	(1)	-	(6,976)

Total Residential Group
Comparable	26,406	691	6,745	-	32,460	26,790	772	7,152	-	33,170	(1.4%)	(2.1%)

Total	43,496	883	8,727	1,199	52,539	35,972	1,000	8,798	2,336	46,106

Total Rental Properties
Comparable	134,625	5,190	15,191	-	144,626	138,259	5,586	15,320	-	147,993	(2.6%)	(2.3%)

Total	176,095	4,913	17,044	1,199	189,425	170,361	5,934	18,302	2,336	185,065

Land Development Group	8,001	751	171	-	7,421	31,018	4,397	273	-	26,894

The Nets	(9,109)	-	866	-	(8,243)	(5,825)	-	738	-	(5,087)

Corporate Activities	(14,438)	-	-	-	(14,438)	(6,945)	-	-	-	(6,945)

Grand Total	$160,549	$5,664	$18,081	$1,199	$174,165	$188,609	$10,331	$19,313	$2,336	$199,927

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Year Ended January 31, 2009					Year Ended January 31, 2008					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$229,009	$9,271	$22,052	$-	$241,790	$226,952	$9,620	$23,788	$-	$241,120	0.9%	0.3%

Total	250,043	12,511	22,300	-	259,832	248,438	13,126	24,359	-	259,671

Office Buildings
Comparable	178,876	10,473	9,961	-	178,364	180,513	10,313	6,079	-	176,279	(0.9%)	1.2%

Total	251,931	7,385	10,461	-	255,007	199,624	12,537	6,677	-	193,764

Hotels
Comparable	14,237	-	216	-	14,453	14,096	-	1,104	-	15,200	1.0%	(4.9%)

Total	14,543	-	216	-	14,759	15,013	118	2,610	-	17,505

Earnings from Commercial Land Sales	19,713	2,410	-	-	17,303	23,555	1,670	-	-	21,885

Other (1)	(44,478)	(52)	(1,828)	-	(46,254)	(17,470)	3,047	(402)	-	(20,919)

Total Commercial Group
Comparable	422,122	19,744	32,229	-	434,607	421,561	19,933	30,971	-	432,599	0.1%	0.5%

Total	491,752	22,254	31,149	-	500,647	469,160	30,498	33,244	-	471,906

Residential Group
Apartments
Comparable	106,288	2,716	26,577	-	130,149	103,283	2,865	29,429	-	129,847	2.9%	0.2%

Total	123,715	2,960	32,014	6,486	159,255	119,834	3,542	38,075	11,777	166,144

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	51,269	3,794	974	-	48,449	28,873	-	1,823	-	30,696

Other (1)	(20,547)	375	(1)	-	(20,923)	(21,113)	175	-	-	(21,288)

Sale of Residential Development Project	-	-	-	-	-	17,830	-	-	-	17,830

Total Residential Group
Comparable	106,288	2,716	26,577	-	130,149	103,283	2,865	29,429	-	129,847	2.9%	0.2%

Total	154,437	7,129	32,987	6,486	186,781	145,424	3,717	39,898	11,777	193,382

Total Rental Properties
Comparable	528,410	22,460	58,806	-	564,756	524,844	22,798	60,400	-	562,446	0.7%	0.4%

Total	646,189	29,383	64,136	6,486	687,428	614,584	34,215	73,142	11,777	665,288

Land Development Group (3)	2,914	(179)	538	-	3,631	43,396	5,194	676	-	38,878

The Nets	(40,989)	-	6,073	-	(34,916)	(20,878)	-	3,427	-	(17,451)

Corporate Activities	(45,712)	-	-	-	(45,712)	(41,916)	-	-	-	(41,916)

Grand Total	$562,402	$29,204	$70,747	$6,486	$610,431	$595,186	$39,409	$77,245	$11,777	$644,799

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.
(3)
Includes a reduction in fair value during the year ended January 31, 2009 of a bond performance fee at our Stapleton project due from Lehman Brothers of $13,816 at full consolidation and $12,434 at pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands):

	Three Months Ended January 31, 2009					Three Months Ended January 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$322,974	$8,437	$93,153	$1,651	$409,341	$404,380	$19,717	$87,410	$2,366	$474,439
Exclude straight-line rent adjustment (1)	1,476	-	-	-	1,476	(9,018)	-	-	-	(9,018)

Adjusted revenues	324,450	8,437	93,153	1,651	410,817	395,362	19,717	87,410	2,366	465,421

Operating expenses	187,835	3,093	60,698	452	245,892	240,551	10,374	52,582	221	282,980
Add back non-Real Estate depreciation and amortization (b)	3,416	-	5,876	-	9,292	3,233	-	4,160	-	7,393
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	52	-	52	-	-	20	-	20
Exclude straight-line rent adjustment (2)	(2,808)	-	-	-	(2,808)	(1,755)	-	-	-	(1,755)
Exclude preference payment	(585)	-	-	-	(585)	(936)	-	-	-	(936)

Adjusted operating expenses	187,858	3,093	66,626	452	251,843	241,093	10,374	56,762	221	287,702

Add interest income and other income	14,430	387	1,442	-	15,485	21,002	800	2,375	191	22,768
Add equity in earnings (loss), including impairment of unconsolidated entities	(16,798)	(67)	16,437	-	(294)	6,465	188	(6,837)	-	(560)
Remove gain on disposition of unconsolidated entities	-	-	-	-	-	(12,286)	-	12,286	-	-
Add back impairment of unconsolidated entities	15,259	-	(15,259)	-	-	11,469	-	(11,469)	-	-
Add back depreciation and amortization of unconsolidated entities (see below)	11,066	-	(11,066)	-	-	7,690	-	(7,690)	-	-

Net Operating Income	160,549	5,664	18,081	1,199	174,165	188,609	10,331	19,313	2,336	199,927

Interest expense	(105,616)	(1,265)	(17,350)	(378)	(122,079)	(90,133)	(440)	(18,417)	(1,281)	(109,391)

Loss on early extinguishment of debt	(620)	-	-	-	(620)	(52)	(33)	(896)	-	(915)

Equity in earnings (loss), including impairment of unconsolidated entities	16,798	67	(16,437)	-	294	(6,465)	(188)	6,837	-	560

Gain on disposition of unconsolidated entities	-	-	-	-	-	12,286	-	-	-	12,286

Impairment of unconsolidated entities	(15,259)	-	-	-	(15,259)	(11,469)	-	-	-	(11,469)

Depreciation and amortization of unconsolidated entities (see above)	(11,066)	-	11,066	-	-	(7,690)	-	7,690	-	-

Gain on disposition of rental properties and other investments	-	-	-	5,778	5,778	-	-	-	1,046	1,046

Preferred return on disposition	-	-	(731)	-	(731)	-	-	-	-	-

Impairment of real estate	(1,262)	-	-	-	(1,262)	(102)	(10)	-	-	(92)

Depreciation and amortization - Real Estate Groups (a)	(65,419)	(787)	(10,553)	(326)	(75,511)	(58,937)	(1,118)	(7,096)	(478)	(65,393)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,332)	(119)	(513)	(53)	(3,779)	(2,573)	(114)	(594)	(90)	(3,143)

Straight-line rent adjustment (1) + (2)	(4,284)	-	-	-	(4,284)	7,263	-	-	-	7,263

Preference payment	(585)	-	-	-	(585)	(936)	-	-	-	(936)

Earnings (loss) before income taxes	(30,096)	3,560	(16,437)	6,220	(43,873)	29,801	8,428	6,837	1,533	29,743

Income tax provision	1,486	-	-	(2,404)	(918)	(15,985)	-	-	(593)	(16,578)
Minority interest	(3,493)	(3,493)	-	-	-	(8,616)	(8,616)	-	-	-
Equity in earnings (loss), including impairment of unconsolidated entities	(16,798)	(67)	16,437	-	(294)	6,465	188	(6,837)	-	(560)

Earnings (loss) from continuing operations	(48,901)	-	-	3,816	(45,085)	11,665	-	-	940	12,605

Discontinued operations, net of tax	3,816	-	-	(3,816)	-	940	-	-	(940)	-

Net earnings (loss)	$(45,085)	$-	$-	$-	$(45,085)	$12,605	$-	$-	$-	$12,605

(a) Depreciation and amortization - Real Estate Groups	$65,419	$787	$10,553	$326	$75,511	$58,937	$1,118	$7,096	$478	$65,393
(b) Depreciation and amortization - Non-Real Estate	3,416	-	5,876	-	9,292	3,233	-	4,160	-	7,393

Total depreciation and amortization	$68,835	$787	$16,429	$326	$84,803	$62,170	$1,118	$11,256	$478	$72,786

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,332	$119	$513	$53	$3,779	$2,573	$114	$594	$90	$3,143
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	52	-	52	-	-	20	-	20

Total amortization of mortgage procurement costs	$3,332	$119	$565	$53	$3,831	$2,573	$114	$614	$90	$3,163

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands):

	Year Ended January 31, 2009					Year Ended January 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,290,390	$56,132	$380,297	$7,356	$1,621,911	$1,286,470	$69,078	$344,638	$33,492	$1,595,522
Exclude straight-line rent adjustment (1)	(6,726)	-	-	-	(6,726)	(25,166)	-	-	-	(25,166)

Adjusted revenues	1,283,664	56,132	380,297	7,356	1,615,185	1,261,304	69,078	344,638	33,492	1,570,356

Operating expenses	782,266	28,651	272,305	931	1,026,851	783,720	33,204	224,833	22,732	998,081
Add back non-Real Estate depreciation and amortization (b)	13,356	-	20,641	-	33,997	10,663	-	10,431	-	21,094
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	221	-	221	-	-	125	-	125
Exclude straight-line rent adjustment (2)	(6,368)	-	-	-	(6,368)	(8,615)	-	-	-	(8,615)
Exclude preference payment	(3,329)	-	-	-	(3,329)	(3,707)	-	-	-	(3,707)

Adjusted operating expenses	785,925	28,651	293,167	931	1,051,372	782,061	33,204	235,389	22,732	1,006,978

Add interest income and other income	42,481	1,807	5,127	61	45,862	73,282	2,651	11,533	1,017	83,181
Add equity in earnings (loss), including impairment of unconsolidated entities	(35,585)	(84)	36,257	-	756	9,073	884	(9,949)	-	(1,760)
Remove gain on disposition of unconsolidated entities	(1,081)	-	1,081	-	-	(14,392)	-	14,392	-	-
Add back impairment of unconsolidated entities	21,285	-	(21,285)	-	-	11,469	-	(11,469)	-	-
Add back depreciation and amortization of unconsolidated entities (see below)	37,563	-	(37,563)	-	-	36,511	-	(36,511)	-	-

Net Operating Income	562,402	29,204	70,747	6,486	610,431	595,186	39,409	77,245	11,777	644,799

Interest expense	(367,882)	(11,624)	(69,757)	(2,612)	(428,627)	(325,505)	(11,199)	(70,851)	(6,935)	(392,092)

Loss on early extinguishment of debt	(1,670)	(119)	(51)	-	(1,602)	(8,955)	(1,283)	(1,360)	(363)	(9,395)

Equity in earnings (loss), including impairment of unconsolidated entities	35,585	84	(36,257)	-	(756)	(9,073)	(884)	9,949	-	1,760

Gain on disposition of unconsolidated entities	1,081	-	-	-	1,081	14,392	-	-	-	14,392

Impairment of unconsolidated entities	(21,285)	-	-	-	(21,285)	(11,469)	-	-	-	(11,469)

Depreciation and amortization of unconsolidated entities (see above)	(37,563)	-	37,563	-	-	(36,511)	-	36,511	-	-

Gain on disposition of rental properties and other investments	150	-	-	14,405	14,555	603	-	-	106,333	106,936

Preferred return on disposition	-	-	(939)	-	(939)	-	-	(5,034)	-	(5,034)

Impairment of real estate	(1,262)	-	-	-	(1,262)	(102)	(10)	-	-	(92)

Depreciation and amortization - Real Estate Groups (a)	(256,204)	(3,142)	(35,720)	(1,986)	(290,768)	(219,974)	(6,794)	(34,369)	(3,402)	(250,951)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(12,145)	(502)	(1,843)	(302)	(13,788)	(11,296)	(619)	(2,142)	(307)	(13,126)

Straight-line rent adjustment (1) + (2)	358	-	-	-	358	16,551	-	-	-	16,551

Preference payment	(3,329)	-	-	-	(3,329)	(3,707)	-	-	-	(3,707)

Earnings (loss) before income taxes	(101,764)	13,901	(36,257)	15,991	(135,931)	140	18,620	9,949	107,103	98,572

Income tax provision	29,154	-	-	(6,179)	22,975	(3,002)	-	-	(41,385)	(44,387)
Minority interest	(13,817)	(13,817)	-	-	-	(19,504)	(19,504)	-	-	-
Equity in earnings (loss), including impairment of unconsolidated entities	(35,585)	(84)	36,257	-	756	9,073	884	(9,949)	-	(1,760)

Earnings (loss) from continuing operations	(122,012)	-	-	9,812	(112,200)	(13,293)	-	-	65,718	52,425

Discontinued operations, net of tax	9,812	-	-	(9,812)	-	65,718	-	-	(65,718)	-

Net earnings (loss)	$(112,200)	$-	$-	$-	$(112,200)	$52,425	$-	$-	$-	$52,425

(a) Depreciation and amortization - Real Estate Groups	$256,204	$3,142	$35,720	$1,986	$290,768	$219,974	$6,794	$34,369	$3,402	$250,951
(b) Depreciation and amortization - Non-Real Estate	13,356	-	20,641	-	33,997	10,663	-	10,431	-	21,094

Total depreciation and amortization	$269,560	$3,142	$56,361	$1,986	$324,765	$230,637	$6,794	$44,800	$3,402	$272,045

(c) Amortization of mortgage procurement costs - Real Estate Groups	$12,145	$502	$1,843	$302	$13,788	$11,296	$619	$2,142	$307	$13,126
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	221	-	221	-	-	125	-	125

Total amortization of mortgage procurement costs	$12,145	$502	$2,064	$302	$14,009	$11,296	$619	$2,267	$307	$13,251

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2009 (4)

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2009	289	888,255	7.10%	$18,428,150	6.52%	$25.92
2010	237	625,704	5.00	15,303,671	5.42	30.04
2011	326	1,131,346	9.04	30,276,720	10.72	30.26
2012	209	852,938	6.82	21,805,793	7.72	29.05
2013	239	1,072,096	8.57	27,144,329	9.61	28.11
2014	158	754,258	6.03	16,409,766	5.81	27.89
2015	166	694,016	5.55	18,206,009	6.45	29.91
2016	234	1,222,498	9.77	33,247,122	11.77	37.57
2017	156	1,040,274	8.32	23,594,056	8.35	26.35
2018	175	918,133	7.34	19,425,882	6.88	23.08
Thereafter	109	3,310,227	26.46	58,591,730	20.75	19.76

Total	2,298	12,509,745	100.00%	$282,433,228	100.00%	$26.60

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.
(4)	Excludes eight Circuit City leases (241,032 square feet) as of January 31, 2009.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2009

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2009	91	576,424	5.26%	$12,381,634	3.97%	$24.06
2010	76	1,140,276	10.40	23,937,357	7.68	24.58
2011	66	730,159	6.66	17,160,388	5.50	26.33
2012	56	1,047,592	9.56	30,580,680	9.81	30.75
2013	76	1,192,957	10.88	27,194,773	8.72	24.30
2014	24	679,479	6.20	15,661,919	5.02	27.92
2015	8	202,067	1.84	3,715,421	1.19	19.13
2016	18	452,556	4.13	8,993,741	2.88	22.34
2017	18	267,072	2.44	8,320,707	2.67	34.05
2018	16	957,117	8.73	28,563,191	9.16	33.34
Thereafter	43	3,715,040	33.90	135,299,955	43.40	38.10

Total	492	10,960,739	100.00%	$311,809,766	100.00%	$30.82

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2009

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	515,097	4.12%

Bass Pro Shops, Inc.	3	510,855	4.08

Regal Entertainment Group	5	379,072	3.03

The Gap	24	305,756	2.44

TJX Companies	9	291,131	2.33

The Home Depot	2	282,000	2.25

Dick’s Sporting Goods	5	257,486	2.06

Abercrombie & Fitch Stores, Inc.	30	223,567	1.79

The Limited	38	217,474	1.74

Footlocker, Inc.	37	143,005	1.14

Pathmark Stores, Inc.	2	123,500	0.99

Ahold USA (Stop & Shop)	2	115,861	0.93

American Eagle Outfitters	19	108,372	0.86

Subtotal	182	3,473,176	27.76

All Others	2,116	9,036,569	72.24

Total	2,298	12,509,745	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2009

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.12%

Millennium Pharmaceuticals, Inc.	693,743	6.33

U.S. Government	608,158	5.55

Wellchoice, Inc.	458,209	4.18

Morgan Stanley & Co.	444,685	4.06

Securities Industry Automation Corp.	433,971	3.96

Forest City Enterprises, Inc. (1)	385,404	3.52

JP Morgan Chase & Co.	385,254	3.51

Bank of New York	323,043	2.95

National Grid	254,034	2.32

Alkermes, Inc.	210,248	1.92

Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.76

Covington & Burling, LLP	160,565	1.46

Seyfarth Shaw, LLP	96,909	0.88

Subtotal	5,537,657	50.52

All Others	5,423,082	49.48

Total	10,960,739	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2009
2008 Openings and Acquisitions (14)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Opened /	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of	Leasable
Property	Location	Acq (A)	Acquired	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units	Area
						(in millions)
Retail Centers:
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	$165.0	$165.0	$165.0	980,000	565,000	(f)
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	150.8	150.8	150.8	642,000	352,000
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	67.4	67.4	67.4	800,000	294,000

						$383.2	$383.2	$383.2	2,422,000	1,211,000

Office:
818 Mission Street (c)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$20.6	$10.3	28,000
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	102.2	102.2	73.3	279,000 (i)
Mesa Del Sol Town Center (c)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	0.0	18.7	8.9	74,000 (j)
Mesa Del Sol - Fidelity (c) (e)	Albuquerque, NM	D	Q4-08/Q3-09	47.5%	47.5%	0.0	26.7	12.7	210,000

						$102.2	$168.2	$105.2	591,000

Residential:
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	$37.9	$37.9	$37.9	131
Uptown Apartments (c) (e)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%	0.0	209.8	104.9	665
Mercantile Place on Main (e)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	143.7	143.7	143.7	366 (k)
Barrington Place (c)	Raleigh, NC	A	Q3-08	49.0%	49.0%	0.0	23.2	11.4	274
Legacy Arboretum (c)	Charlotte, NC	A	Q3-08	49.0%	49.0%	0.0	22.4	11.0	266
Hamel Mill Lofts (e)	Haverhill, MA	D	Q4-08/Q2-09	100.0%	100.0%	76.0	76.0	76.0	305
Legacy Crossroads (c) (e)	Cary, NC	A/D	Q4-08/Q3-09	50.0%	50.0%	0.0	41.0	20.5	344

						$257.6	$554.0	$405.4	2,351

Total Openings and Acquisitions (d)						$743.0	$1,105.4	$893.8

Residential Phased-In Units (c) (e):									Opened in ‘08 / Total

Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	$0.0	$24.6	$12.3	96/304
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0	156/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	108/348

Total (g)						$0.0	$65.8	$33.0	360/868

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2009
Under Construction and To Be Acquired (8)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units		Area		Commitment %
						(in millions)
Retail Centers:
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$106.5	$106.5	$106.5	127,000		127,000		61%
East River Plaza (c) (e)	Manhattan, NY	D	Q4-09/Q1-10	35.0%	50.0%	0.0	392.2	196.1	517,000		517,000		74%
Village at Gulfstream	Hallandale, FL	D	Q1-10	50.0%	50.0%	200.8	200.8	100.4	500,000		500,000	(n)	50%
Ridge Hill (e)	Yonkers, NY	D	Q3-10/11	70.0%	100.0%	685.5	685.5	685.5	1,200,000		1,200,000	(o)	21%

						$992.8	$1,385.0	$1,088.5	2,344,000		2,344,000

Office:
Waterfront Station — East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$330.6	$330.6	$148.8	628,000	(p)			98%

Residential:
80 Dekalb Avenue (e)	Brooklyn, NY	D	Q3-09/Q1-10	70.0%	100.0%	$163.3	$163.3	$163.3	365
Presidio	San Francisco, CA	D	Q2-10	100.0%	100.0%	108.3	108.3	108.3	161
Beekman (e)	Manhattan, NY	D	Q2-10/11	49.0%	70.0%	875.7	875.7	613.0	904

						$1,147.3	$1,147.3	$884.6	1,430

Total Under Construction (l)						$2,470.7	$2,862.9	$2,121.9

Residential Phased-In Units (c) (e):									Under Const./Total
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	$0.0	$15.9	$8.0		36/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7		132/348

Total (m)						$0.0	$41.2	$20.7		168/564

See attached footnotes.
Military housing — see Footnote q.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

January 31, 2009 Footnotes
(a)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)
The difference between the full consolidation cost amount (GAAP) of $743.0 million to the Company’s pro-rata share (a non-GAAP measure) of $893.8 million consists of a reduction to full consolidation for minority interest of $28.9 million of cost and the addition of its share of cost for unconsolidated investments of $179.7 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06, as well as 16,000 square feet of office space.

(g)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $33.0 million consists of the Company’s share of cost for unconsolidated investments of $33.0 million.

(h)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(i)	Includes 20,000 square feet of retail space.

(j)	Includes 22,000 square feet of retail space.

(k)	Includes 18,000 square feet of retail space.

(l)
The difference between the full consolidation cost amount (GAAP) of $2,470.7 million to the Company’s pro-rata share (a non-GAAP measure) of $2,121.9 million consists of a reduction to full consolidation for minority interest of $544.9 million of cost and the addition of its share of cost for unconsolidated investments of $196.1 million.

(m)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $20.7 million consists of the Company’s share of cost for unconsolidated investments of $20.7 million.

(n)	Includes 86,000 square feet of office space.

(o)	Includes 156,000 square feet of office space.

(p)	Includes 85,000 square feet of retail space.

(q)
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides services for these projects including development, construction, and management and receives agreed upon fees for these services. (See pages 6-7 for net fee revenue included in NOI.)

		Anticipated	FCE	Cost at Full	Total Cost	Sq. ft./
Property	Location	Opening	Pro-Rata % (h)	Consolidation (a)	at 100%	No. of Units
				(in millions)
Military Housing - Openings (1)
Ohana Military Communities, Hawaii Increment I	Honolulu, HI	2005-Q2-08	*	$0.0	$316.5	1,952

Military Housing - Under Construction (7)
Midwest Millington	Memphis, TN	2008-2009	*	0.0	38.1	318
Navy Midwest	Chicago, IL	2006-2009	*	0.0	264.7	1,658
Air Force Academy	Colorado Springs, CO	2007-2009	50.0%	0.0	80.4	427
Marines, Hawaii Increment II	Honolulu, HI	2007-2010	*	0.0	338.8	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2010	*	0.0	614.6	2,520
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	277.0	2,986
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	394.3	917

Total Under Construction				0.0	2,007.9	10,001

Total Military Housing (8)				$0.0	$2,324.4	11,953

*	The Companys’ share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2009
Equity Requirements for Projects Under Construction (1)

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro - Rata
		Investments	Consolidation	Minority	Investments	Consolidation
	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)
	(dollars in millions)

Total Cost Under Construction	$2,862.9	$392.2	$2,470.7	$544.9	$196.1	$2,121.9
Total Loan Draws and Other Sources at Completion (2)	2,270.6	285.0	1,985.6	396.8	142.5	1,731.3

Net Equity at Completion	$592.3	$107.2	$485.1	$148.1	$53.6	$390.6

Net Costs Incurred to Date	$1,437.6	$314.9	$1,122.7	$276.0	$157.4	$1,004.1
Loan Draws to Date	827.3	175.7	651.6	121.5	87.8	617.9

Net Equity to Date	$610.3	$139.2	$471.1	$154.5	$69.6	$386.2

% of Total Equity	103%		97%			99%

Remaining Costs	$1,425.3	$77.3	$1,348.0	$268.9	$38.7	$1,117.8
Remaining Loan Draws and Other Sources (3)	1,443.3	109.3	1,334.0	275.3	54.7	1,113.4

Remaining Equity	$(18.0)	$(32.0)	$14.0	$(6.4)	$(16.0)	$4.4

% of Total Equity	-3%		3%			1%

(1)	This schedule includes only the eight properties listed on page 15. This does not include costs associated with phased openings, operating property renovations and military housing.
(2)	“Other Sources” includes third party subsidies, tax credit proceeds and outlot land sales.
(3)
Five of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $214.7 million at 100%, $183.3 million at full consolidation, and $164.4 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Projects under Development Debt
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of January 31, 2009, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Outstanding
Fixed	$30,677	$—	$107,915	$138,592
Variable (1)
Taxable	633,866	150,477	113,364	596,753
Tax-Exempt	236,750	61,986	20,000	194,764

Total outstanding on projects under development	$901,293	$212,463	$241,279	$930,109

Commitment
Fixed	$75,000	$—	$107,915	$182,915
Variable
Taxable	1,783,824	427,561	166,918	1,523,181
Tax-Exempt	313,400	61,986	20,000	271,414

Total commitment	$2,172,224	$489,547	$294,833	$1,977,510

(1)
$50,455 and $95,359, at full and pro-rata consolidation, respectively, of proceeds from outstanding debt described above is recorded as restricted cash in our Consolidated Balance Sheets. For bonds issued in conjunction with development, the full amount of the bonds is issued at the beginning of construction and must remain in escrow until costs are incurred.

Mortgage Financings
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed-rate mortgage debt based upon the current market conditions, we are attempting to extend maturities with existing lenders at current market terms. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that is coming due in the next 24 months. During the year ended January 31, 2009, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)

Refinancings	$579,789	$11,850	$135,216	$703,155
Development projects and acquisitions (1)	1,083,625	206,720	215,243	1,092,148
Loan extensions/additional fundings	643,234	76,409	38,892	605,717

	$2,306,648	$294,979	$389,351	$2,401,020

(1)	Represents the full amount available to be drawn on the loans.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2009

	Year Ending January 31, 2010				Year Ending January 31, 2011
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$182,492	$4,050	$39,606	$218,048	$220,677	$14,747	$23,316	$229,246
Weighted average rate	6.74%	6.84%	6.62%	6.71%	7.17%	6.52%	7.07%	7.20%

Variable:
Variable-rate debt	700,224	133,303	143,863	710,784	446,192	-	15,327	461,519
Weighted average rate	3.63%	3.21%	2.78%	3.54%	2.45%	-%	3.06%	2.47%

Tax-Exempt	-	-	43,688	43,688	-	-	-	-
Weighted average rate	-%	-%	0.95%	0.95%	-%	-%	-%	-%

Total variable-rate debt	700,224	133,303	187,551	754,472	446,192	-	15,327	461,519

Total Nonrecourse Mortgage Debt	$882,716	$137,353	$227,157	$972,520	$666,869	$14,747	$38,643	$690,765
Weighted Average Rate	4.27%	3.32%	3.10%	4.13%	4.01%	6.52%	5.48%	4.04%

	Year Ending January 31, 2012				Year Ending January 31, 2013
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$371,070	$3,570	$74,705	$442,205	$331,067	$6,925	$30,204	$354,346
Weighted average rate	7.04%	5.00%	6.28%	6.93%	5.97%	6.28%	6.52%	6.01%

Variable:
Variable-rate debt	185,413	36,304	28,270	177,379	45,366	-	3,237	48,603
Weighted average rate	3.55%	3.09%	3.41%	3.62%	6.26%	-%	3.04%	6.04%

Tax-Exempt	33,520	67	-	33,453	204,616	62,057	-	142,559
Weighted average rate	3.11%	1.03%	-%	3.12%	2.46%	2.47%	-%	2.46%

Total variable-rate debt	218,933	36,371	28,270	210,832	249,982	62,057	3,237	191,162

Total Nonrecourse Mortgage Debt	$590,003	$39,941	$102,975	$653,037	$581,049	$68,982	$33,441	$545,508
Weighted Average Rate	5.72%	3.26%	5.49%	5.84%	4.76%	2.85%	6.18%	5.09%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of January 31, 2009

	Year Ending January 31, 2014				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$782,056	$14,699	$48,560	$815,917	$2,227,383	$142,158	$826,788	$2,912,013
Weighted average rate	5.82%	5.57%	5.69%	5.82%	5.80%	6.02%	5.69%	5.76%

Variable:
Variable-rate debt	46,412	-	1,315	47,727	652,413	-	39,191	691,604
Weighted average rate	6.05%	-%	2.53%	5.96%	6.31%	-%	3.12%	6.13%

Tax-Exempt	765	77	-	688	648,724	21,062	156,944	784,606
Weighted average rate	1.03%	1.02%	-%	1.03%	1.47%	2.00%	1.30%	1.42%

Total variable-rate debt	47,177	77	1,315	48,415	1,301,137	21,062	196,135	1,476,210

Total Nonrecourse Mortgage Debt	$829,233	$14,776	$49,875	$864,332	$3,528,520	$163,220	$1,022,923	$4,388,223
Weighted Average Rate	5.83%	5.55%	5.60%	5.82%	5.10%	5.50%	4.92%	5.04%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$4,114,745	$186,149	$1,043,179	$4,971,775
Weighted average rate	6.04%	6.03%	5.82%	6.00%

Variable:
Variable-rate debt	2,076,020	169,607	231,203	2,137,616
Weighted average rate	4.32%	3.19%	2.93%	4.26%

Tax-Exempt	887,625	83,263	200,632	1,004,994
Weighted average rate	1.76%	2.35%	1.22%	1.60%

Total variable-rate debt	2,963,645	252,870	431,835	3,142,610

Total Nonrecourse Mortgage Debt	$7,078,390	$439,019	$1,475,014	$8,114,385
Weighted Average Rate	5.00%	4.23%	4.75%	5.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our maturities for 2009, 2010 and 2011 as of January 31, 2009, as well as the level of exposure to various lending sources, operating/development designation and product type:
Upcoming Maturities Summary (dollars in thousands)
As of January 31, 2009

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Year Ending January 31, 2010	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$1,361,023	$478,307	$882,716	(2)	$137,353	$227,157	$972,520	(3)
Less: Scheduled Payments	103,894	32,964	70,930		2,443	12,739	81,226

Net Maturities	1,257,129	445,343	811,786		134,910	214,418	891,294

Closed Loans / To be Fully Amortized (5)	203,032	20,343	182,689		65,375	4,312	121,626
Committed Deals / Automatic Extensions (5)	91,360	22,147	69,213		1,606	10,820	78,427
Extension Available (1)(5)	609,482	193,354	416,128		61,210	93,361	448,279

Subtotal	903,874	235,844	668,030		128,191	108,493	648,332

Remaining to Finance	$353,255	$209,499	$143,756		$6,719	$105,925	242,962

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$747,610	$80,741	$666,869	(2)	$14,747	$38,643	$690,765	(3)
Less: Scheduled Payments	97,466	24,464	73,002		1,978	12,690	83,714
Add: Corporate Debt (4)	384,410	-	384,410		-	-	384,410

Net Maturities	1,034,554	56,277	978,277		12,769	25,953	991,461

Closed Loans / To be Fully Amortized (5)	323	323	-		-	157	157
Committed Deals / Automatic Extensions (5)	2,401	-	2,401		480	-	1,921
Extension Available (1)(5)	321,670	30,023	291,647		-	14,234	305,881

Subtotal	324,394	30,346	294,048		480	14,391	307,959

Remaining to Finance	$710,160	$25,931	$684,229		$12,289	$11,562	$683,502

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$795,151	$205,148	$590,003	(2)	$39,941	$102,975	$653,037	(3)
Less: Scheduled Payments	95,076	22,851	72,225		2,237	11,943	81,931
Add: Corporate Debt	272,500	-	272,500		-	-	272,500

Net Maturities	972,575	182,297	790,278		37,704	91,032	843,606

Closed Loans / To be Fully Amortized (5)	160	160	-		-	80	80
Committed Deals / Automatic Extensions (5)	-	-	-		-	-	-
Extension Available (1)(5)	259,980	31,860	228,120		36,304	15,813	207,629

Subtotal	260,140	32,020	228,120		36,304	15,893	207,709

Remaining to Finance	$712,435	$150,277	$562,158		$1,400	$75,139	$635,897

(1)	Includes loans that have extensions based upon pre-determined underwriting qualifications.

(2)	Excludes maturities of the Company’s notes payable of $14,782, $1,287 and $1,355 for the years ending January 31, 2010, 2011 and 2012, respectively.

(3)	Excludes maturities of the Company’s notes payable of $26,497, $4,268 and $14,425 for the years ending January 31, 2010, 2011 and 2012, respectively.

(4)
The credit facility amount of $365,500 outstanding as of January 31, 2009 has a maximum commitment of $750,000. The remaining availability of $384,500 is further reduced by $65,949 in outstanding letters of credit as of January 31, 2009.

(5)	Reflects activity through March 24, 2009.

(6)	Amount includes $18,910 (net of fair market value adjustment of $1,490) related to $20,400 of redevelopment bonds included in senior and subordinated debt in the Company’s Balance Sheet.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities at 100%, by Operations and Development Projects (dollars in thousands)
As of January 31, 2009

				Total
Year Ending January 31,	2010	2011	2012	by Type	Percent	Max	Median

Operating	$655,108	$757,891	$804,341	$2,217,340	68%	$365,500	$13,542

Under Construction	233,783	261,649	145,481	640,913	20%	$261,650	$34,093

Development/ Land	368,238	15,014	22,753	406,005	12%	$176,891	$5,216

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	100%	$365,500	$11,882

Net Maturities at 100%, by Lender Type (dollars in thousands)
As of January 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Conventional Lenders	$956,360	$720,087	$275,325	$1,951,772	60%	$365,500	$10,963

Life Insurance	102,590	105,178	304,869	512,637	16%	97,490	45,858

Fannie/Freddie	112,405	28,333	60,526	201,264	6%	80,000	9,242

State and Local Government	1,774	11,178	8,767	21,719	1%	8,000	1,774

Securitized	84,000	169,778	323,088	576,866	17%	272,500	21,036

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	100%	$365,500	$11,973

Net Maturities at 100%, by Product Type (dollars in thousands)
As of January 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Apartments	$160,976	$28,334	$199,788	$389,098	12%	$80,000	$10,611

Retail	556,464	384,102	209,856	1,150,422	35%	261,650	19,713

Office	155,225	181,625	267,678	604,528	19%	75,880	15,817

Hotel	18,000	45,858	-	63,858	2%	45,858	31,929

Land	366,464	10,225	22,753	399,442	12%	176,891	6,258

Corporate	-	384,410	272,500	656,910	20%	365,500	272,500

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	100%	$365,500	$11,973

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Operations and Development Projects (dollars in thousands)
As of January 31, 2009

						Less Unconsolidated				Full Consolidation
		At 100%				Investments at 100%				(GAAP)
Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Operating	$655,108	$757,891	$804,341	$2,217,340	$150,260	$46,312	$147,021	$343,593	$504,848	$711,579	$657,320	$1,873,747
Count	21	20	23	64	8	6	9	23	13	14	14	41

Development/ Land (1)	368,238	15,014	22,753	406,005	106,192	9,965	22,753	138,910	262,046	5,049	-	267,095
Count	20	2	1	23	8	1	1	10	12	1	-	13

Under Construction (2)	233,783	261,649	145,481	640,913	188,891	-	12,523	201,414	44,892	261,649	132,958	439,499
Count	5	1	4	10	4	-	1	5	1	1	3	5

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	$445,343	$56,277	$182,297	$683,917	$811,786	$978,277	$790,278	$2,580,341
Total Count	46	23	28	97	20	7	11	38	26	16	17	59

(1)	$406,005 and $267,094 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $446,763 at 100% and $280,333 at Full Consolidation.

(2)	$640,913 and $439,499 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $1,489,452 at 100% and $1,182,900 at Full Consolidation.
Net Maturities by Lender Type (dollars in thousands)
As of January 31, 2009

						Less Unconsolidated				Full Consolidation
		At 100%				Investments at 100%				(GAAP)
Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Conventional Lenders (1)	$956,360	$720,087	$275,325	$1,951,772	$315,203	$30,070	$54,613	$399,886	$641,157	$690,017	$220,712	$1,551,886
Count	34	13	10	57	14	4	4	22	20	9	6	35

Life Insurance (2)	102,590	105,178	304,869	512,637	39,287	-	86,436	125,723	63,303	105,178	218,433	386,914
Count	3	2	6	11	2	-	2	4	1	2	4	7

Fannie/Freddie	112,405	28,333	60,526	201,264	89,079	25,932	41,088	156,099	23,326	2,401	19,438	45,165
Count	6	3	5	14	3	2	4	9	3	1	1	5

State and Local Government	1,774	11,178	8,767	21,719	1,774	275	160	2,209	-	10,903	8,607	19,510
Count	1	2	3	6	1	1	1	3	-	1	2	3

Securitized	84,000	169,778	323,088	576,866	-	-	-	-	84,000	169,778	323,088	576,866
Count	2	3	4	9	-	-	-	-	2	3	4	9

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	$445,343	$56,277	$182,297	$683,917	$811,786	$978,277	$790,278	$2,580,341
Total Count	46	23	28	97	20	7	11	38	26	16	17	59

(1)
Of the $1,951,772 at 100% and $1,551,885 at Full Consolidation, $37,855 and $20,305 at 100% and Full Consolidation, respectively, can be securitized by the lender at the Lender’s options without the Company’s knowledge. As of January 31, 2009, it is the Company’s belief that loans described are currently not securitized.

(2)
Of the $512,637 at 100% and $386,914 at Full Consolidation, $126,010 and $46,945 at 100% and Full Consolidation, respectively, can be securitized by the lender at the Lender’s options without the Company’s knowledge. As of January 31, 2009, it is the Company’s belief that loans described are currently not securitized.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Product Type (dollars in thousands)
As of January 31, 2009

						Less Unconsolidated				Full Consolidation
		At 100%				Investments at 100%				(GAAP)

Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2,012	Total

Apartments	$160,976	$28,334	$199,788	$389,098	$112,374	$25,932	$68,431	$206,737	$48,602	$2,402	$131,357	$182,361
Count	8	3	12	23	4	2	7	13	4	1	5	10

Retail	556,464	384,102	209,856	1,150,422	189,630	2,783	-	192,413	366,834	381,319	209,856	958,009
Count	12	9	5	26	5	2	-	7	7	7	5	19

Office	155,225	181,625	267,678	604,528	38,921	17,597	91,113	147,631	116,304	164,028	176,565	456,897
Count	6	6	9	21	4	2	3	9	2	4	6	12

Hotel	18,000	45,858	-	63,858	-	-	-	-	18,000	45,858	-	63,858
Count	1	1	-	2	-	-	-	-	1	1	-	2

Land	366,464	10,225	22,753	399,442	104,418	9,965	22,753	137,136	262,046	260	-	262,306
Count	19	2	1	22	7	1	1	9	12	1	-	13

Corporate	-	384,410	272,500	656,910	-	-	-	-	-	384,410	272,500	656,910
Count	-	2	1	3	-	-	-	-	-	2	1	3

Total By Maturity	$1,257,129	$1,034,554	$972,575	$3,264,258	$445,343	$56,277	$182,297	$683,917	$811,786	$978,277	$790,278	$2,580,341
Total Count	46	23	28	97	20	7	11	38	26	16	17	59

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

		(in thousands)

Assets
Real Estate
Completed rental properties	$8,203,095	$238,107	$1,391,085	$9,356,073
Projects under development	2,233,576	467,632	354,643	2,120,587
Land held for development or sale	195,213	19,629	122,377	297,961

Total Real Estate	10,631,884	725,368	1,868,105	11,774,621
Less accumulated depreciation	(1,419,050)	(47,555)	(332,619)	(1,704,114)

Real Estate, net	9,212,834	677,813	1,535,486	10,070,507

Cash and equivalents	267,305	5,111	11,858	274,052
Restricted cash	291,224	31,529	115,863	375,558
Notes and accounts receivable, net	427,410	14,767	65,488	478,131
Investments in and advances to affiliates	287,242	(37,493)	(60,221)	264,514
Other assets	936,902	63,022	77,733	951,613

Total Assets	$11,422,917	$754,749	$1,746,207	$12,414,375

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$7,078,390	$439,019	$1,475,014	$8,114,385
Notes payable	181,919	12,794	90,013	259,138
Bank revolving credit facility	365,500	-	-	365,500
Senior and subordinated debt	870,410	-	-	870,410
Accounts payable and accrued expenses	1,277,199	93,663	181,961	1,365,497
Deferred income taxes	439,282	-	-	439,282

Total Liabilities	10,212,700	545,476	1,746,988	11,414,212

Minority Interest	396,075	209,273	(781)	186,021 (1)

Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	921,663	-	-	921,663
Accumulated other comprehensive loss	(107,521)	-	-	(107,521)

Total Shareholders’ Equity	814,142	-	-	814,142

Total Liabilities and Shareholders’ Equity	$11,422,917	$754,749	$1,746,207	$12,414,375

(1)
The $186,021 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio. The reduction in this amount of $12,624 from January 31, 2008 is due to the conversion of certain of the Class A Common Units into shares of the Company’s Class A common stock and cash.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Assets
Real Estate
Completed rental properties	$7,561,685	$334,392	$1,208,040	$31,328	$8,466,661
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	155,524	7,658	118,335	-	266,201

Total Real Estate	9,216,704	527,856	1,833,033	31,328	10,553,209
Less accumulated depreciation	(1,244,391)	(73,924)	(301,604)	(1,470)	(1,473,541)

Real Estate, net	7,972,313	453,932	1,531,429	29,858	9,079,668

Cash and equivalents	254,434	12,466	26,217	-	268,185
Restricted cash	248,262	8,970	182,675	-	421,967
Notes and accounts receivable, net	419,090	19,271	46,091	179	446,089
Investments in and advances to affiliates	495,828	14,844	(188,029)	-	292,955
Other assets	829,998	23,826	87,777	1,635	895,584
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,338,610	$345,849	$1,458,579	$27,700	$7,479,040
Notes payable	143,874	1,101	85,582	-	228,355
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	886,900	-	-	-	886,900
Accounts payable and accrued expenses	1,015,844	35,659	142,171	798	1,123,154
Deferred income taxes	477,238	-	-	-	477,238
Operating property liabilities held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,929,964	382,609	1,686,332	-	10,233,687

Minority Interest	349,517	150,700	(172)	-	198,645 (1)

Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,044,772	-	-	-	1,044,772
Accumulated other comprehensive loss	(72,656)	-	-	-	(72,656)

Total Shareholders’ Equity	972,116	-	-	-	972,116

Total Liabilities and Shareholders’ Equity	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

(1)	The $198,645 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$322,974	$8,437	$93,153	$1,651	$409,341

Expenses
Operating expenses	187,835	3,093	60,698	452	245,892
Depreciation and amortization	68,835	787	16,429	326	84,803
Impairment of real estate	1,262	-	15,259	-	16,521

	257,932	3,880	92,386	778	347,216

Interest expense	(105,616)	(1,265)	(17,350)	(378)	(122,079)
Amortization of mortgage procurement costs	(3,332)	(119)	(565)	(53)	(3,831)
Loss on early extinguishment of debt	(620)	-	-	-	(620)

Interest and other income	14,430	387	1,442	-	15,485
Gain on disposition of rental properties	-	-	(731)	5,778	5,047

Earnings (loss) before income taxes	(30,096)	3,560	(16,437)	6,220	(43,873)

Income tax expense (benefit)
Current	(12,501)	-	-	20,633	8,132
Deferred	11,015	-	-	(18,229)	(7,214)

	(1,486)	-	-	2,404	918

Minority interest	(3,493)	(3,493)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	(16,798)	(67)	16,437	-	(294)

Earnings (loss) from continuing operations	(48,901)	-	-	3,816	(45,085)

Discontinued operations, net of tax:
Operating earnings from rental properties	271	-	-	(271)	-
Gain on disposition of rental properties	2,865	-	-	(2,865)	-
Gain on disposition of Lumber Group	680	-	-	(680)	-

	3,816	-	-	(3,816)	-

Net loss	$(45,085)	$-	$-	$-	$(45,085)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$1,290,390	$56,132	$380,297	$7,356	$1,621,911

Expenses
Operating expenses	782,266	28,651	272,305	931	1,026,851
Depreciation and amortization	269,560	3,142	56,361	1,986	324,765
Impairment of real estate	1,262	-	21,285	-	22,547

	1,053,088	31,793	349,951	2,917	1,374,163

Interest expense	(367,882)	(11,624)	(69,757)	(2,612)	(428,627)
Amortization of mortgage procurement costs	(12,145)	(502)	(2,064)	(302)	(14,009)
Loss on early extinguishment of debt	(1,670)	(119)	(51)	-	(1,602)

Interest and other income	42,481	1,807	5,127	61	45,862
Gain on disposition of rental properties and other investments	150	-	142	14,405	14,697

Earnings (loss) before income taxes	(101,764)	13,901	(36,257)	15,991	(135,931)

Income tax expense (benefit)
Current	(27,539)	-	-	19,991	(7,548)
Deferred	(1,615)	-	-	(13,812)	(15,427)

	(29,154)	-	-	6,179	(22,975)

Minority interest	(13,817)	(13,817)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	(35,585)	(84)	36,257	-	756

Earnings (loss) from continuing operations	(122,012)	-	-	9,812	(112,200)

Discontinued operations, net of tax:
Operating earnings from rental properties	973	-	-	(973)	-
Gain on disposition of rental properties	8,159	-	-	(8,159)	-
Gain on disposition of Lumber Group	680	-	-	(680)	-

	9,812	-	-	(9,812)	-

Net loss	$(112,200)	$-	$-	$-	$(112,200)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$404,380	$19,717	$87,410	$2,366	$474,439

Expenses
Operating expenses	240,551	10,374	52,582	221	282,980
Depreciation and amortization	62,170	1,118	11,256	478	72,786
Impairment of real estate	102	10	11,469	-	11,561

	302,823	11,502	75,307	699	367,327

Interest expense	(90,133)	(440)	(18,417)	(1,281)	(109,391)
Amortization of mortgage procurement costs	(2,573)	(114)	(614)	(90)	(3,163)
Loss on early extinguishment of debt	(52)	(33)	(896)	-	(915)

Interest and other income	21,002	800	2,375	191	22,768
Gain on disposition of rental properties and other investments	-	-	12,286	1,046	13,332

Earnings before income taxes	29,801	8,428	6,837	1,533	29,743

Income tax expense
Current	5,555	-	-	93	5,648
Deferred	10,430	-	-	500	10,930

	15,985	-	-	593	16,578

Minority interest	(8,616)	(8,616)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	6,465	188	(6,837)	-	(560)

Earnings from continuing operations	11,665	-	-	940	12,605

Discontinued operations, net of tax:
Operating earnings from rental properties	298	-	-	(298)	-
Gain on disposition of Lumber Group	642	-	-	(642)	-

	940	-	-	(940)	-

Net earnings	$12,605	$-	$-	$-	$12,605

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$1,286,470	$69,078	$344,638	$33,492	$1,595,522

Expenses
Operating expenses	783,720	33,204	224,833	22,732	998,081
Depreciation and amortization	230,637	6,794	44,800	3,402	272,045
Impairment of real estate	102	10	11,469	-	11,561

	1,014,459	40,008	281,102	26,134	1,281,687

Interest expense	(325,505)	(11,199)	(70,851)	(6,935)	(392,092)
Amortization of mortgage procurement costs	(11,296)	(619)	(2,267)	(307)	(13,251)
Loss on early extinguishment of debt	(8,955)	(1,283)	(1,360)	(363)	(9,395)

Interest and other income	73,282	2,651	11,533	1,017	83,181
Gain on disposition of rental properties and other investments	603	-	9,358	106,333	116,294

Earnings before income taxes	140	18,620	9,949	107,103	98,572

Income tax expense (benefit)
Current	(10,653)	-	-	25,294	14,641
Deferred	13,655	-	-	16,091	29,746

	3,002	-	-	41,385	44,387

Minority interest	(19,504)	(19,504)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	9,073	884	(9,949)	-	(1,760)

Earnings (loss) from continuing operations	(13,293)	-	-	65,718	52,425

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	472	-	-	(472)	-
Gain on disposition of rental properties	64,604	-	-	(64,604)	-
Gain on disposition of Lumber Group	642	-	-	(642)	-

	65,718	-	-	(65,718)	-

Net earnings	$52,425	$-	$-	$-	$52,425

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not deemed to be the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	January 31,
	2009	2008

	(in thousands)

Members’ and partners’ equity as below	$488,197	$741,871
Equity of other members and partners	427,976	553,842

Company’s investment in partnerships	$60,221	$188,029
Advances to and on behalf of other affiliates	227,021	307,799

Total investments in and advances to affiliates	$287,242	$495,828

Summarized financial information for the unconsolidated entities is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2009	2008	2009	2008

		(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$3,967,896	$2,989,525	$1,391,085	$1,208,040
Projects under development	931,411	1,271,998	354,643	506,658
Land held for development or sale	278,438	265,943	122,377	118,335

Total Real Estate	5,177,745	4,527,466	1,868,105	1,833,033

Less accumulated depreciation	(680,013)	(606,961)	(332,619)	(301,604)

Real Estate, net	4,497,732	3,920,505	1,535,486	1,531,429

Restricted cash - military housing bond funds	795,616	1,264,941	43,085	69,589
Other restricted cash	207,507	339,200	72,778	113,086
Other assets	375,465	409,973	155,079	160,085

Total Assets	$5,876,320	$5,934,619	$1,806,428	$1,874,189

Mortgage debt, nonrecourse	$4,571,375	$4,486,786	$1,475,014	$1,458,579
Other liabilities	816,748	705,962	271,974	227,753
Minority interest	-	-	(781)	(172)
Members’ and partners’ equity	488,197	741,871	60,221	188,029

Total Liabilities and Members’/Partners’ Equity	$5,876,320	$5,934,619	$1,806,428	$1,874,189

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2009	2008	2009	2008

		(in thousands)

Operations:
Revenues	$959,068	$888,139	$380,297	$344,638
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	756	(1,760)
Operating expenses	(686,596)	(587,895)	(272,305)	(224,833)
Interest expense including early extinguishment of debt	(233,240)	(213,891)	(69,808)	(72,211)
Impairment of unconsolidated entities (1)	(74,566)	(25,726)	(21,285)	(11,469)
Depreciation and amortization	(155,711)	(133,646)	(58,425)	(47,067)
Interest and other income	49,579	62,061	4,188	6,499
Minority interest	-	-	(84)	884

Earnings (loss) from continuing operations	(141,466)	(10,958)	(36,666)	(5,319)

Discontinued operations:
Gain on disposition of unconsolidated entities (2)	3,470	31,148	1,081	14,392
Earnings (loss) from discontinued operations	(21)	1,956	-	-

Discontinued operations subtotal	3,449	33,104	1,081	14,392

Net earnings (loss) (pre-tax)	$(138,017)	$22,146	$(35,585)	$9,073

(1)	The following table shows the detail of the impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2009	2008	2009	2008
			(in thousands)

Navy Midwest (Military Housing Project) (a)	(Chicago, Illinois)	$30,000	$-	$300	$-
Mercury (Condominium)	(Los Angeles, California)	28,910	22,526	8,036	8,269
Pittsburgh Peripheral (Land Project)	(Pittsburgh , Pennsylvania)	3,937	-	3,937	-
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	1,107	-	1,107	-
Specialty Retail Centers
El Centro Mall	(El Centro, California)	4,737	-	2,030	-
Coachella Plaza	(Coachella, California)	1,870	-	1,870	-
Southgate Mall	(Yuma, Arizona)	1,356	-	1,356	-
Mixed-Use Land Development
Palmer	(Manatee County, Florida)	1,214	-	1,214	-
Cargor VI	(Manatee County, Florida)	892	-	892	-
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	365	300	365	300
Smith Family Homes	(Tampa, Florida)	-	2,050	-	2,050
Gladden Forest	(Marana, Arizona)	-	850	-	850
Other		178	-	178	-

Total impairment of unconsolidated entities		$74,566	$25,726	$21,285	$11,469

(a) Amount relates to impairment of land located in Puerto Rico held by Navy Midwest.

(2)	The following table shows the detail of the gains on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
			Year Ended January 31,
		2009	2008	2009	2008
			(in thousands)

One International Place (Office Building)	(Cleveland, Ohio)	$3,070	$-	$881	$-
Emery-Richmond (Office Building)	(Warrensville Heights, Ohio)	400	-	200	-
University Park at MIT Hotel	(Cambridge, Massachusetts)	-	26,936	-	12,286
White Acres (Apartments)	(Richmond Heights, Ohio)	-	4,212	-	2,106

Total gain on disposition of unconsolidated entities		$3,470	$31,148	$1,081	$14,392

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt – January 31, 2009

		Nonrecourse
		Mortgage
	Total Cost	Debt

	(in thousands)

Full Consolidation
Completed rental properties
Residential	$1,700,320	$1,078,486
Commercial
Retail centers	3,242,908	2,532,986
Office and other buildings	3,248,822	2,474,846
Corporate and other equipment	11,045	-

	8,203,095	6,086,318

Projects under development
Residential
Under construction	512,859	264,250
In development	612,551	156,549
Commercial
Retail centers
Under construction	653,508	337,218
In development	37,712	-
Office and other buildings
Under construction	208,590	72,608
In development	208,356	70,668

	2,233,576	901,293

Land held for development or sale	195,213	90,779

Total - Full Consolidation	$10,631,884	$7,078,390

Less Minority Interest
Completed rental properties
Residential	$37,677	$30,524
Commercial
Retail centers	84,003	83,953
Office and other buildings	116,427	100,560
Corporate and other equipment	-	-

	238,107	215,037

Projects under development
Residential
Under construction	110,944	61,986
In development	181,689	65,375
Commercial
Retail centers
Under construction	43,721	22,446
In development	101	-
Office and other buildings
Under construction	77,144	36,304
In development	54,033	26,352

	467,632	212,463

Land held for development or sale	19,629	11,519

Total - Minority Interest	$725,368	$439,019

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt- January 31, 2009 (continued)

		Nonrecourse
		Mortgage
	Total Cost	Debt
	(in thousands)

Plus Unconsolidated Investments at Pro-Rata
Completed rental properties
Residential	$781,758	$618,829
Commercial
Retail centers	418,820	437,451
Office and other buildings	190,506	116,964
Corporate and other equipment	1	-

	1,391,085	1,173,244

Projects under development
Residential
Under construction	53,129	103,574
In development	8,133	-
Commercial
Retail centers
Under construction	203,931	99,684
In development	10,825	-
Office and other buildings
Under construction	24,704	15,623
In development	53,921	22,398

	354,643	241,279

Land held for development or sale	122,377	60,491

Total - Unconsolidated Investments at Pro-Rata	$1,868,105	$1,475,014

Pro-Rata Consolidation
Completed rental properties
Residential	$2,444,401	$1,666,791
Commercial
Retail centers	3,577,725	2,886,484
Office and other buildings	3,322,901	2,491,250
Corporate and other equipment	11,046	-

	9,356,073	7,044,525

Projects under development
Residential
Under construction	455,044	305,838
In development	438,995	91,174
Commercial
Retail centers
Under construction	813,718	414,456
In development	48,436	-
Office and other buildings
Under construction	156,150	51,927
In development	208,244	66,714

	2,120,587	930,109

Land held for development or sale	297,961	139,751

Total - Pro-Rata Consolidation	$11,774,621	$8,114,385

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects. Consolidated Balance Sheet information and Consolidated Earnings information for Rental Properties and its subsidiaries follow.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$8,192,051	$238,107	$1,391,084	$9,345,028
Projects under development	2,233,576	467,632	354,643	2,120,587
Land held for development or sale	68,544	5,772	53,903	116,675

Total Real Estate	10,494,171	711,511	1,799,630	11,582,290
Less accumulated depreciation	(1,413,081)	(47,555)	(332,618)	(1,698,144)

Real Estate, net	9,081,090	663,956	1,467,012	9,884,146

Cash and equivalents	240,063	5,091	8,640	243,612
Restricted cash	264,668	31,494	115,621	348,795
Notes and accounts receivable, net	399,508	13,074	59,107	445,541
Investments in and advances to affiliates	238,633	(35,412)	(30,273)	243,772
Other assets	882,741	62,962	77,037	896,816

Total Assets	$11,106,703	$741,165	$1,697,144	$12,062,682

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$7,040,240	$432,764	$1,442,970	$8,050,446
Notes payable	167,251	12,794	87,506	241,963
Bank revolving credit facility	365,500	-	-	365,500
Senior and subordinated debt	18,910	-	-	18,910
Accounts payable and accrued expenses	1,146,503	92,841	167,343	1,221,005
Accounts payable to Forest City Enterprises, Inc.	553,190	(497)	106	553,793
Deferred income taxes	505,619	-	-	505,619

Total Liabilities	9,797,213	537,902	1,697,925	10,957,236

Minority Interest	390,065	203,263	(781)	186,021

Total Shareholders’ Equity	919,425	-	-	919,425

Total Liabilities and Shareholders’ Equity	$11,106,703	$741,165	$1,697,144	$12,062,682

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total Real Estate	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Real Estate, net	7,863,576	451,195	1,455,552	29,858	8,897,791

Cash and equivalents	184,130	12,438	21,396	-	193,088
Restricted cash	243,368	8,141	181,752	-	416,979
Notes and accounts receivable, net	392,903	17,032	39,492	179	415,542
Investments in and advances to affiliates	435,738	15,974	(150,584)	-	269,180
Other assets	768,312	23,804	87,159	1,635	833,302
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$9,919,699	$528,584	$1,634,767	$-	$11,025,882

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,303,142	$344,456	$1,423,791	$27,700	$7,410,177
Notes payable	129,808	1,101	83,061	-	211,768
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	20,400	-	-	-	20,400
Accounts payable and accrued expenses	799,419	35,081	128,133	798	893,269
Accounts payable to Forest City Enterprises, Inc.	614,115	(505)	(46)	-	614,574
Deferred income taxes	566,587	-	-	-	566,587
Operating property liabilities held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,500,969	380,133	1,634,939	-	9,755,775

Minority Interest	347,268	148,451	(172)	-	198,645

Total Shareholders’ Equity	1,071,462	-	-	-	1,071,462

Total Liabilities and Shareholders’ Equity	$9,919,699	$528,584	$1,634,767	$-	$11,025,882

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$1,273,268	$55,420	$369,945	$7,356	$1,595,149

Expenses
Operating expenses	715,282	27,981	266,103	931	954,335
Depreciation and amortization	265,949	3,142	56,361	1,986	321,154
Impairment of real estate	1,262	-	18,635	-	19,897

	982,493	31,123	341,099	2,917	1,295,386

Interest expense	(362,569)	(11,491)	(69,219)	(2,612)	(422,909)
Amortization of mortgage procurement costs	(11,847)	(459)	(1,746)	(302)	(13,436)
Loss on early extinguishment of debt	(5,851)	(119)	(51)	-	(5,783)

Interest and other income	38,793	1,696	5,065	61	42,223
Gain on disposition of rental properties	-	-	142	13,297	13,439

Earnings (loss) before income taxes	(50,699)	13,924	(36,963)	14,883	(86,703)

Income tax expense (benefit)
Current	(20,568)	-	-	19,991	(577)
Deferred	3,257	-	-	(14,240)	(10,983)

	(17,311)	-	-	5,751	(11,560)

Minority interest	(13,840)	(13,840)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	(35,472)	(84)	36,963	-	1,575

Earnings (loss) from continuing operations	(82,700)	-	-	9,132	(73,568)

Discontinued operations, net of tax:
Operating earnings from rental properties	973	-	-	(973)	-
Gain on disposition of rental properties	8,159	-	-	(8,159)	-

	9,132	-	-	(9,132)	-

Net loss	$(73,568)	$-	$-	$-	$(73,568)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$1,245,840	$66,813	$332,631	$33,492	$1,545,150

Expenses
Operating expenses	709,366	33,100	216,550	22,732	915,548
Depreciation and amortization	227,649	6,794	44,800	3,402	269,057
Impairment of real estate	102	10	8,269	-	8,361

	937,117	39,904	269,619	26,134	1,192,966

Interest expense	(321,906)	(11,005)	(70,175)	(6,935)	(388,011)
Amortization of mortgage procurement costs	(10,917)	(619)	(1,999)	(307)	(12,604)
Loss on early extinguishment of debt	(8,955)	(1,283)	(1,360)	(363)	(9,395)

Interest and other income	69,925	2,565	11,375	1,017	79,752
Gain on disposition of rental properties	-	-	9,358	105,287	114,645

Earnings before income taxes	36,870	16,567	10,211	106,057	136,571

Income tax expense
Current	11,005	-	-	25,294	36,299
Deferred	8,949	-	-	15,687	24,636

	19,954	-	-	40,981	60,935

Minority interest	(17,451)	(17,451)	-	-	-

Equity in earnings (loss), including impairment of unconsolidated entities	11,569	884	(10,211)	-	474

Earnings from continuing operations	11,034	-	-	65,076	76,110

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	472	-	-	(472)	-
Gain on disposition of rental properties	64,604	-	-	(64,604)	-

	65,076	-	-	(65,076)	-

Net earnings	$76,110	$-	$-	$-	$76,110

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of Forest City Rental Properties Corporation’s Real Estate Groups as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Forest City Rental Properties Corporation – Real Estate Activity (1)

	Pro-Rata Consolidation (Non-GAAP)
	January 31,
	2009		2008		2007		2006
	(in thousands)

Forest City Rental Properties Corporation – Real Estate Activity (1)
Real estate - end of year
Completed rental properties	$9,345,028		$8,455,566		$7,510,737		$6,319,189
Projects under development	2,120,587		1,820,347		1,568,088		1,196,663
Land held for development or sale	116,675		90,151		79,909		50,275

Total real estate - Forest City Rental Properties	11,582,290		10,366,064		9,158,734		7,566,127
Less accumulated depreciation	(1,698,144)		(1,468,273)		(1,295,623)		(1,104,286)

Real estate, net - Forest City Rental Properties	$9,884,146		$8,897,791		$7,863,111		$6,461,841

Plus real estate, net - Land Group and Corporate	186,361

Real estate, net - Forest City Enterprises	$10,070,507

Real estate activity during the year
Completed rental properties
Capital expenditures	$99,130		$108,166		$87,237		$66,239
Transferred from projects under development	722,498		705,803		547,667		534,820
Acquisitions	98,160		335,750		314,779		58,667
Exchange of cash and Class A Common Units for partner’s interest	-		-		228,958		-
Other (6)	116,679		8,502		310,275		81,396

Total additions	1,036,467		1,158,221		1,488,916		741,122
Dispositions	(147,005)	(2)	(213,392)	(3)	(297,368)	(4)	(198,739) (5)

Completed rental properties, net additions	889,462		944,829		1,191,548		542,383

Projects under development
New development	1,023,035		1,119,554		813,834		926,217
Transferred to completed rental properties	(722,498)		(705,803)		(547,667)		(534,820)
Cost of land sales	(34,391)		(161,492)		(38,135)		(63,999)
Other (7)	34,094		-		143,393		-

Projects under development, net additions	300,240		252,259		371,425		327,398

Land held for development or sale, net change	26,524		10,242		29,634		(2,732)

Increase in real estate, at cost	$1,216,226		$1,207,330		$1,592,607		$867,049

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2009
Real estate - end of year
Completed rental properties	$8,192,051	$238,107	$1,391,084	$–	$9,345,028
Projects under development	2,233,576	467,632	354,643	–	2,120,587
Land held for development or sale	68,544	5,772	53,903	–	116,675

Total real estate - Forest City Rental Properties	10,494,171	711,511	1,799,630	–	11,582,290
Less accumulated depreciation	(1,413,081)	(47,555)	(332,618)	–	(1,698,144)

Real estate, net - Forest City Rental Properties	$9,081,090	$663,956	$1,467,012	$–	$9,884,146

Plus real estate, net - Land Group and Corporate	131,744	13,857	68,474	–	186,361

Real estate, net - Forest City Enterprises	$9,212,834	$677,813	$1,535,486	$–	$10,070,507

Real estate activity during the year
Completed rental properties
Capital expenditures	$90,348	$2,415	$11,197	$–	$99,130
Transferred from projects under development	585,120	10,886	148,264	–	722,498
Acquisitions	80,972	2,641	19,829	–	98,160
Other (6)	13,031	(94,407)	9,241	–	116,679

Total additions	769,471	(78,465)	188,531	–	1,036,467
Dispositions	(128,010)	(17,820)	(5,487)	(31,328)	(147,005) (2)

Completed rental properties, net additions	641,461	(96,285)	183,044	(31,328)	889,462

Projects under development
New development	922,248	134,386	235,173	–	1,023,035
Transferred to completed rental properties	(585,120)	(10,886)	(148,264)	–	(722,498)
Cost of land sales	(12,264)	(141)	(22,268)	–	(34,391)
Other (7)	409,217	158,467	(216,656)	–	34,094

Projects under development, net additions	734,081	281,826	(152,015)	–	300,240

Land held for development or sale, net additions	15,930	851	11,445	–	26,524

Increase (decrease) in real estate, at cost	$1,391,472	$186,392	$42,474	$(31,328)	$1,216,226

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2008
Real estate - end of year
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Real estate, at cost	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Total real estate	$7,863,576	$451,195	$1,455,552	$29,858	$8,897,791

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	678,997	11,656	38,462	-	705,803
Acquisitions	334,655	-	1,095	-	335,750
Other (6)	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,122,981	(11,931)	23,309	-	1,158,221
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (3)

Completed rental properties, net additions	901,119	(11,931)	451	31,328	944,829

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(678,997)	(11,656)	(38,462)	-	(705,803)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)

Projects under development, net additions	103,412	59,146	207,993	-	252,259

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$998,737	$46,619	$223,884	$31,328	$1,207,330

2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,396,083	126,660	298,665	-	1,568,088
Land held for development or sale	58,408	5,517	27,018	-	79,909

Real estate, at cost	8,103,962	478,500	1,533,272	-	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Total real estate	$7,023,530	$407,637	$1,247,218	$-	$7,863,111

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Other (6)	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (4)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	686,039	49,927	177,722	-	813,834
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)
Other (6)	212,522	-	(69,129)	-	143,393

Projects under development, net additions	509,827	42,419	(95,983)	-	371,425

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,025,780	$(374,988)	$191,839	$-	$1,592,607

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
  Forest City Rental Properties Corporation – Real Estate Activity (1) - (Continued)

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2006
Real estate - end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$-	$6,319,189
Projects under development	886,256	84,241	394,648	-	1,196,663
Land held for development or sale	38,091	3,420	15,604	-	50,275

Real estate, at cost	7,078,182	853,488	1,341,433	-	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	-	(1,104,286)

Total real estate	$6,095,933	$706,113	$1,072,021	$-	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$-	$66,239
Transferred from projects under development	490,278	11,968	56,510	-	534,820
Acquisitions	58,667	-	-	-	58,667
Other (6)	-	(86,432)	(5,036)	-	81,396

Total additions	627,077	(72,609)	41,436	-	741,122
Dispositions	(164,403)	(5,195)	(39,531)	-	(198,739	)(5)

Completed rental properties, net additions	462,674	(77,804)	1,905	-	542,383

Projects under development
New development	807,768	78,696	197,145	-	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	-	(534,820)
Cost of land sales	(65,675)	(2,787)	(1,111)	-	(63,999)

Projects under development, net additions	251,815	63,941	139,524	-	327,398

Land held for development or sale, net additions	(2,455)	(157)	(434)	-	(2,732)

Increase (decrease) in real estate, at cost	$712,034	$(14,020)	$140,995	$-	$867,049

(1)
The table includes only the real estate activity for Real Estate Groups owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary of the Company engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)
Primarily reflects the dispositions of Sterling Glen of Lynbrook, Sterling Glen of Rye Brook, One International Place, and Emery Richmond. Sterling Glen of Lynbrook is a 130-unit supported-living apartment community in Lynbrook, New York. Sterling Glen of Rye Brook is a 168-unit supported-living apartment community in Rye Brook, New York. One International Place has 88,000 square feet in Cleveland, Ohio. Emery Richmond has 5,000 square feet in Warrensville Heights, Ohio.

(3)
Primarily reflects the dispositions of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview, Sterling Glen of Stamford, and University Park at MIT Hotel. Landings of Brentwood is a 724-unit apartment community in Nashville, Tennessee. Sterling Glen of Bayshore is an 85-unit supported-living apartment community in Bayshore, New York. Sterling Glen of Center City is a 135-unit supported-living apartment community in Philadelphia, Pennsylvania. Sterling Glen of Darien is an 80-unit supported-living apartment community in Darien, Connecticut. Sterling Glen of Forest Hills is an 83-unit supported-living apartment community in Forest Hills, New York. Sterling Glen of Plainview is a 79-unit supported-living apartment community in Plainview, New York. Sterling Glen of Stamford is a 166-unit supported-living apartment community in Stamford, Connecticut. University Park at MIT Hotel has 210 rooms in Cambridge, Massachusetts.

(4)
Primarily reflects the dispositions of Providence at Palm Harbor, Mount Vernon Square, Midtown Plaza, G Street, Battery Park City, Embassy Suites Hotel, and Hilton Times Square. Providence at Palm Harbor is a 236-units apartment community in Tampa, Florida. Mount Vernon Square is a 1,387-units apartment community in Alexandria, Virginia. Midtown Plaza has 240,000 square feet in Parma, Ohio. G Street has 13,000 square feet in Philadelphia, Pennsylvania. Battery Park City has 166,000 square feet in Manhattan, New York. Embassy Suites Hotel and Hilton Times Square have 463 and 444 rooms respectively in Manhattan, New York.

(5)
Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(6)	Primarily relates to non-cash changes in completed rental properties as a result of assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest.

(7)
Change to full consolidation method of accounting from equity method due to the occurrence of a triggering event as described in FIN No. 46(R), “Consolidation of Variable Interest Entities,” for Waterfront Station, Village at Gulf stream, Shops at Wiregrass and a mixed-use development project located in Las Vegas, “Nevada in the Commercial Group.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings (Loss) – Net loss for the year ended January 31, 2009 was ($112,200,000) versus net earnings of $52,425,000 for the year ended January 31, 2008. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•
$64,604,000 ($105,287,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, a consolidated apartment community in Nashville, Tennessee and the following six consolidated supported-living apartment communities: Sterling Glen of Bayshore in Bayshore, New York, Sterling Glen of Center City in Philadelphia, Pennsylvania, Sterling Glen of Darien in Darien, Connecticut, Sterling Glen of Forest Hills in Forest Hills, New York, Sterling Glen of Plainview in Plainview, New York and Sterling Glen of Stamford in Stamford, Connecticut;

•
$18,758,000 ($30,879,000, pre-tax) related to increased write-offs of abandoned development projects in 2008 compared to 2007. The increase primarily relates to the write-off at Summit at Lehigh Valley, a Commercial development project with a housing component in Allentown, Pennsylvania, of $13,069,000 ($21,513,000, pre-tax) in 2008;

•	$17,920,000 ($20,111,000, pre-tax) related to the increased share of losses from our equity investment in the New Jersey Nets basketball team;

•
$10,940,000 ($17,830,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn a consolidated supported-living apartment community under construction in Roslyn, New York;

•
$8,168,000 ($13,311,000, pre-tax) related to the 2007 gains on disposition of two equity method properties, University Park at MIT Hotel in Cambridge, Massachusetts and White Acres, an apartment community in Richmond Heights, Ohio offset by the 2008 gains on disposition of two equity method properties, One International Place and Emery-Richmond, office buildings in Cleveland, Ohio and Warrensville Heights, Ohio, respectively;

•	$7,930,000 related to a cumulative effect of change in our effective tax rate during 2008;

•	$7,554,000 ($12,434,000 pre-tax) related to the 2008 reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee;

•	$6,707,000 ($10,986,000, pre-tax) related to the 2008 increase in impairment charges of consolidated and unconsolidated entities;

•
$5,611,000 ($9,237,000, pre-tax) in 2008 related to the change in fair market value between the comparable periods of one of our 10-year forward swaps and a related interest rate floor which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$5,255,000 ($8,651,000, pre-tax) related to the 2008 increase in outplacement and severance costs related to involuntary employee separations.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$13,924,000 ($18,197,000, pre-tax) primarily related to military housing fee income from the management and development of units located primarily in Hawaii, Illinois, Washington and Colorado;

•
$8,159,000 ($13,297,000, pre-tax) related to the 2008 gains on disposition of two supported-living apartment communities, Sterling Glen of Lynbrook in Lynbrook, New York and Sterling Glen of Rye Brook in Rye Brook, New York;

•
$4,734,000 ($7,793,000 pre-tax) primarily related to the gain on early extinguishment of a portion of our puttable equity-linked senior notes due October 15, 2011 in 2008 as compared to the loss on early extinguishment of nonrecourse mortgage debt primarily at Eleven MetroTech Center, an office building in Brooklyn, New York, in order to secure more favorable financing terms and at New York Times, an office building in Manhattan, New York, in order to obtain permanent financing, both in 2007;

•	$2,417,000 ($3,978,000, pre-tax) related to lease termination fee income in 2008 at an office building in Cleveland, Ohio; and

•	$2,035,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Operating Income (NOI) from Real Estate Groups - NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation - Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended January 31, 2009 was $176,095,000 compared to $170,361,000 for the three months ended January 31, 2008, a 3.4% increase. NOI for the year ended January 31, 2009 was $646,189,000 compared to $614,584,000 for the year ended January 31, 2008, a 5.1% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 48-59.
Pro-Rata Consolidation - Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended January 31, 2009 was $189,425,000 compared to $185,065,000 for the three months ended January 31, 2008, a 2.4% increase. NOI for the year ended January 31, 2009 was $687,428,000 compared to $665,288,000 for the year ended January 31, 2008, a 3.3% increase. Comparable NOI decreased 2.3% for the three months ended January 31, 2009 compared to the prior year. Retail comparable NOI decreased 5.3% and office comparable NOI increased 2.9% from the prior year. Hotels decreased 16.5% and our residential portfolio decreased 2.1%. Comparable NOI increased 0.4% for the year ended January 31, 2009 compared to the prior year. Retail and office comparable NOI increased 0.3% and 1.2%, respectively, from the prior year. Hotels decreased 4.9% and our residential portfolio generated an increase of 0.2%.
Stabilized Pro-rata NOI - Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired through January 31, 2009, less the actual annual NOI of property disposals through January 31, 2009, NOI for Real Estate Groups would be approximately $743,000,000 for the year ended January 31, 2009. This amount includes Commercial Group land sales and condominium sales of $15,386,000 and income recognition on the sale of state and federal historic rehabilitation and new market tax credits of $11,168,000, military housing income of $48,449,000 and development project write-offs of $49,966,000.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on our Consolidated Statement of Earnings; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, on page 46. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Our EBDT for the three months ended January 31, 2009 decreased by 22.7% to $70,502,000 from $91,188,000 for the three months ended January 31, 2008. Our portfolio of rental properties improved primarily from lower interest expense as a result of lower interest rates, while net operating income (NOI) was relatively flat due to the weakened economy for the three months ended January 31, 2009. This improvement in EBDT from the portfolio was offset by a decrease in our Land Development Group of $21,938,000, pre-tax, the change in fair market value between the comparable periods for one of our 10-year forward swaps and a related interest rate floor which were marked to market through interest expense of $10,996,000, pre-tax, increase in outplacement and severance costs related to involuntary employee separations of $8,651,000, pre-tax and reporting a larger share of losses $3,284,000, pre-tax for the Nets compared with prior year. EBDT was favorably impacted by a larger tax benefit of $17,500,000 in the quarter compared with the fourth quarter of 2007.
Our EBDT for the year ended January 31, 2009 decreased by 17.6% to $218,937,000 from $265,718,000 for the year ended January 31, 2008. Our portfolio of rental properties provided an EBDT increase, as our new properties ramped up and our mature portfolio experienced EBDT growth from increased NOI and decreased interest expense. This increase in the portfolio was favorably impacted by pre-tax EBDT increases of $18,302,000 from military housing, primarily related to housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado, $13,800,000 of lower interest expense on our mature portfolio and $12,228,000 as a result of lease termination fee income. These increases in pre-tax EBDT from the portfolio were more than offset by pre-tax EBDT decreases in our Land Development Group of $35,052,000 which includes the reduction in fair value of the DURA purchase obligation and fee of $12,434,000, increased project write-offs of $30,879,000, a 2007 gain on sale of the Sterling Glen of Roslyn development project of $17,830,000 which did not recur in 2008, the change in fair market value between the comparable periods for one of our 10-year forward swaps and a related interest rate floor which were marked to market through interest expense of $9,237,000, increase in outplacement and severance costs related to involuntary employee separations of $8,651,000 and reporting a larger share of losses $20,111,000 for the Nets compared with prior year. EBDT was favorably impacted by a larger tax benefit of $16,300,000 compared with the prior year.
Summary of EBDT - The information in the tables on pages 46-59 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended January 31,		Years Ended January 31,
	2009	2008	2009	2008
	(in thousands)		(in thousands)

Net earnings (loss)	$(45,085)	$12,605	$(112,200)	$52,425
Depreciation and amortization – Real Estate Groups (5)	75,511	65,393	290,768	250,951
Amortization of mortgage procurement costs – Real Estate Groups (5)	3,779	3,143	13,788	13,126
Deferred income tax expense – Real Estate Groups (6)	(913)	11,283	(5,671)	32,864
Deferred income tax expense - Non-Real Estate Groups: (6)
Gain on disposition of other investments	428	404	486	347

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	-	-	-	290
Gain on disposition included in discontinued operations	20,439	-	20,439	26,834
Gain on disposition of unconsolidated entities	-	6,458	506	6,458

Straight-line rent adjustment (3)	4,284	(7,263)	(358)	(16,551)
Preference payment (4)	585	936	3,329	3,707
Preferred return on disposition	731	-	939	5,034
Impairment of real estate	1,262	92	1,262	92
Impairment of unconsolidated entities	15,259	11,469	21,285	11,469
Gain on disposition of unconsolidated entities	-	(12,286)	(1,081)	(14,392)
Gain on disposition of other investments	-	-	(150)	(603)

Discontinued operations: (1)
Gain on disposition of rental properties	(5,778)	(1,046)	(14,405)	(106,333)

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$70,502	$91,188	$218,937	$265,718

(1)
Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)
The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) preferred payment classified as minority interest expense on the Company’s Consolidated Statement of Earnings; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax).

(3)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

(5)
The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Years Ended		Three Months Ended		Years Ended
	January 31,		January 31,		January 31,		January 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Full Consolidation	$68,835	$62,170	$269,560	$230,637	$3,332	$2,573	$12,145	$11,296

Non-Real Estate	(3,416)	(3,233)	(13,356)	(10,663)	-	-	-	-

Real Estate Groups Full Consolidation	65,419	58,937	256,204	219,974	3,332	2,573	12,145	11,296

Real Estate Groups related to minority interest	(787)	(1,118)	(3,142)	(6,794)	(119)	(114)	(502)	(619)

Real Estate Groups Unconsolidated	10,553	7,096	35,720	34,369	513	594	1,843	2,142

Real Estate Groups Discontinued Operations	326	478	1,986	3,402	53	90	302	307

Real Estate Groups Pro-Rata Consolidation	$75,511	$65,393	$290,768	$250,951	$3,779	$3,143	$13,788	$13,126

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(6)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended January 31,		Years Ended January 31,
		2009	2008	2009	2008
		(in thousands)		(in thousands)

(A)	Operating earnings
	Current	$(12,501)	$(903)	$(28,045)	$(17,401)
	Deferred	17,716	16,609	7,524	21,022

		5,215	15,706	(20,521)	3,621

(B)	Impairment of real estate
	Deferred	(488)	(36)	(488)	(36)
	Deferred - unconsolidated entities	(5,930)	(4,431)	(8,258)	(4,431)

		(6,418)	(4,467)	(8,746)	(4,467)

(C)	Gain on disposition of other investments
	Current - Non-Real Estate Groups	-	-	-	290
	Deferred - Non-Real Estate Groups	-	-	58	(57)

		-	-	58	233

(D)	Gain on disposition of unconsolidated entities
	Current	-	6,458	506	6,458
	Deferred	(283)	(1,712)	(451)	(2,843)

		(283)	4,746	55	3,615

	Subtotal (A) (B) (C) (D)
	Current	(12,501)	5,555	(27,539)	(10,653)
	Deferred	11,015	10,430	(1,615)	13,655

	Income tax expense	(1,486)	15,985	(29,154)	3,002

(E)	Discontinued operations - Rental Properties
	Operating earnings
	Current	194	93	(448)	(1,540)
	Deferred	(23)	96	1,061	1,838

		171	189	613	298

	Gain on disposition of rental properties
	Current	20,439	-	20,439	26,834
	Deferred	(18,634)	-	(15,301)	13,849

		1,805	-	5,138	40,683

	Deferred gain on disposition of Lumber Group
	Current	-	-	-	-
	Deferred	428	404	428	404

		428	404	428	404

	Subtotal	2,404	593	6,179	41,385

	Grand Total (A) (B) (C) (D) (E)
	Current	8,132	5,648	(7,548)	14,641
	Deferred	(7,214)	10,930	(15,427)	29,746

		$918	$16,578	$(22,975)	$44,387

	Recap of Grand Total:
	Real Estate Groups
	Current	$430	13,598	$(140)	$37,885
	Deferred	(913)	11,283	(5,671)	32,864

		(483)	24,881	(5,811)	70,749

	Non-Real Estate Groups
	Current	7,702	(7,950)	(7,408)	(23,244)
	Deferred	(6,301)	(353)	(9,756)	(3,118)

		1,401	(8,303)	(17,164)	(26,362)

	Grand Total	$918	$16,578	$(22,975)	$44,387

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2009 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$251,704	$4,975	$29,887	$-	$276,616	$61,266	$2,131	$43,421	$1,651	$104,207
Exclude straight-line rent adjustment	1,459	-	-	-	1,459	16	-	-	-	16

Adjusted revenues	253,163	4,975	29,887	-	278,075	61,282	2,131	43,421	1,651	104,223

Operating expenses	131,019	978	14,139	-	144,180	34,560	1,353	27,841	452	61,500
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,556	-	-	-	1,556	907	-	-	-	907
Exclude straight-line rent adjustment	(2,808)	-	-	-	(2,808)	-	-	-	-	-
Exclude preference payment	(585)	-	-	-	(585)	-	-	-	-	-

Adjusted operating expenses	129,182	978	14,139	-	142,343	35,467	1,353	27,841	452	62,407

Add interest and other income	1,139	152	165	-	1,152	9,780	53	1,193	-	10,920

Add equity in earnings (loss), including impairment of unconsolidated entities	(5,308)	(119)	5,191	-	2	(3,187)	52	3,042	-	(197)

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	7,929	-	(7,929)	-	-	5,045	-	(5,045)	-	-

Add back depreciation and amortization of unconsolidated entities	4,858	-	(4,858)	-	-	6,043	-	(6,043)	-	-

Net operating income	132,599	4,030	8,317	-	136,886	43,496	883	8,727	1,199	52,539

Interest expense	79,007	807	8,317	-	86,517	9,524	416	7,996	378	17,482

Loss on early extinguishment of debt	-	-	-	-	-	620	-	-	-	620

Preferred return on disposition	-	-	-	-	-	731	-	(731)	-	-

Minority interest in earnings before depreciation and amortization	3,223	3,223	-	-	-	467	467	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	627	-	-	(627)	-

Pre-Tax EBDT	50,369	-	-	-	50,369	34,243	-	-	194	34,437

Income tax expense (benefit)	(8,189)	-	-	-	(8,189)	(12,416)	-	-	194	(12,222)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$58,558	$-	$-	$-	$58,558	$46,659	$-	$-	$-	$46,659

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$58,558	$-	$-	$-	$58,558	$46,659	$-	$-	$-	$46,659

Depreciation and amortization - Real Estate Groups	(53,750)	-	-	-	(53,750)	(21,024)	-	-	(326)	(21,350)

Amortization of mortgage procurement costs - Real Estate Groups	(2,752)	-	-	-	(2,752)	(736)	-	-	(53)	(789)

Deferred taxes - Real Estate Groups	(14,636)	-	-	-	(14,636)	(14,528)	-	-	23	(14,505)

Straight-line rent adjustment	(4,267)	-	-	-	(4,267)	(16)	-	-	-	(16)

Preference payment	(585)	-	-	-	(585)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(448)	-	-	-	(448)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	2,865	2,865

Impairment of real estate, net of tax	-	-	(4,831)	-	(4,831)	(774)	-	(3,096)	-	(3,870)

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(4,831)	-	4,831	-	-	(3,096)	-	3,096	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(326)	-	-	326	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(53)	-	-	53	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	23	-	-	(23)	-
Gain on disposition of rental properties	-	-	-	-	-	2,865	-	-	(2,865)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$(22,263)	$-	$-	$-	$(22,263)	$8,546	$-	$-	$-	$8,546

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2009 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$10,004	$1,331	$6,325	$-	$14,998	$-	$-	$13,520	$-	$13,520
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	10,005	1,331	6,325	-	14,999	-	-	13,520	-	13,520

Operating expenses	8,031	762	2,815	-	10,084	-	-	15,903	-	15,903
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	127	-	-	-	127	-	-	5,928	-	5,928
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	8,158	762	2,815	-	10,211	-	-	21,831	-	21,831

Add interest and other income	2,898	182	16	-	2,732	-	-	68	-	68

Add equity in earnings (loss), including impairment of unconsolidated entities	806	-	(905)	-	(99)	(9,109)	-	9,109	-	-

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	2,285	-	(2,285)	-	-	-	-	-	-	-

Add back depreciation and amortization of unconsolidated entities	165	-	(165)	-	-	-	-	-	-	-

Net operating income	8,001	751	171	-	7,421	(9,109)	-	866	-	(8,243)

Interest expense	262	42	171	-	391	-	-	866	-	866

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	709	709	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	7,030	-	-	-	7,030	(9,109)	-	-	-	(9,109)

Income tax expense (benefit)	(6,771)	-	-	-	(6,771)	(56)	-	-	-	(56)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$13,801	$-	$-	$-	$13,801	$(9,053)	$-	$-	$-	$(9,053)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$13,801	$-	$-	$-	$13,801	$(9,053)	$-	$-	$-	$(9,053)

Depreciation and amortization - Real Estate Groups	(411)	-	-	-	(411)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(238)	-	-	-	(238)	-	-	-	-	-

Deferred taxes - Real Estate Groups	1,663	-	-	-	1,663	-	-	-	-	-

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	(1,402)	-	(1,402)	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(1,402)	-	1,402	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$13,412	$-	$-	$-	$13,412	$(9,053)	$-	$-	$-	$(9,053)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2009 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$322,974	$8,437	$93,153	$1,651	$409,341
Exclude straight-line rent adjustment	-	-	-	-	-	1,476	-	-	-	1,476

Adjusted revenues	-	-	-	-	-	324,450	8,437	93,153	1,651	410,817

Operating expenses	14,225	-	-	-	14,225	187,835	3,093	60,698	452	245,892
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	826	-	-	-	826	3,416	-	5,928	-	9,344
Exclude straight-line rent adjustment	-	-	-	-	-	(2,808)	-	-	-	(2,808)
Exclude preference payment	-	-	-	-	-	(585)	-	-	-	(585)

Adjusted operating expenses	15,051	-	-	-	15,051	187,858	3,093	66,626	452	251,843

Add interest and other income	613	-	-	-	613	14,430	387	1,442	-	15,485

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	(16,798)	(67)	16,437	-	(294)

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	15,259	-	(15,259)	-	-

Add back depreciation and amortization of unconsolidated entities	-	-	-	-	-	11,066	-	(11,066)	-	-

Net operating income	(14,438)	-	-	-	(14,438)	160,549	5,664	18,081	1,199	174,165

Interest expense	16,823	-	-	-	16,823	105,616	1,265	17,350	378	122,079

Loss on early extinguishment of debt	-	-	-	-	-	620	-	-	-	620

Preferred return on disposition	-	-	-	-	-	731	-	(731)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	4,399	4,399	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	627	-	-	(627)	-

Pre-Tax EBDT	(31,261)	-	-	-	(31,261)	51,272	-	-	194	51,466

Income tax expense (benefit)	8,202	-	-	-	8,202	(19,230)	-	-	194	(19,036)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(39,463)	$-	$-	$-	$(39,463)	$70,502	$-	$-	$-	$70,502

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(39,463)	$-	$-	$-	$(39,463)	$70,502	$-	$-	$-	$70,502

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(75,185)	-	-	(326)	(75,511)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,726)	-	-	(53)	(3,779)

Deferred taxes - Real Estate Groups	3,056	-	-	-	3,056	(24,445)	-	-	23	(24,422)

Straight-line rent adjustment	-	-	-	-	-	(4,284)	-	-	-	(4,284)

Preference payment	-	-	-	-	-	(585)	-	-	-	(585)

Preferred return on disposition, net of tax	-	-	-	-	-	(448)	-	-	-	(448)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	680	680	-	-	-	3,545	3,545

Impairment of real estate, net of tax	-	-	-	-	-	(774)	-	(9,329)	-	(10,103)

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(9,329)	-	9,329	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(326)	-	-	326	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(53)	-	-	53	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	23	-	-	(23)	-
Gain on disposition of rental properties	-	-	-	-	-	2,865	-	-	(2,865)	-
Deferred gain on disposition of Lumber Group	680	-	-	(680)	-	680	-	-	(680)	-

Net earnings (loss)	$(35,727)	$-	$-	$-	$(35,727)	$(45,085)	$-	$-	$-	$(45,085)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2009 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$970,653	$34,326	$112,059	$-	$1,048,386	$285,889	$19,431	$198,584	$7,356	$472,398
Exclude straight-line rent adjustment	(6,724)	-	-	-	(6,724)	(5)	-	-	-	(5)

Adjusted revenues	963,929	34,326	112,059	-	1,041,662	285,884	19,431	198,584	7,356	472,393

Operating expenses	507,895	12,373	59,367	-	554,889	177,396	12,590	137,824	931	303,561
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	6,186	-	-	-	6,186	3,601	-	-	-	3,601
Exclude straight-line rent adjustment	(6,368)	-	-	-	(6,368)	-	-	-	-	-
Exclude preference payment	(3,329)	-	-	-	(3,329)	-	-	-	-	-

Adjusted operating expenses	504,384	12,373	59,367	-	551,378	180,997	12,590	137,824	931	307,162

Add interest and other income	8,744	450	2,217	-	10,511	19,710	223	2,692	61	22,240

Add equity in earnings (loss), including impairment of unconsolidated entities	(1,216)	(149)	919	-	(148)	(250)	65	(375)	-	(690)

Remove gain on disposition of unconsolidated entities	(1,081)	-	1,081	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	9,192	-	(9,192)	-	-	9,443	-	(9,443)	-	-

Add back depreciation and amortization of unconsolidated entities	16,568	-	(16,568)	-	-	20,647	-	(20,647)	-	-

Net operating income	491,752	22,254	31,149	-	500,647	154,437	7,129	32,987	6,486	186,781

Interest expense	261,989	9,955	31,149	-	283,183	41,103	1,537	31,997	2,612	74,175

(Gain) loss on early extinguishment of debt	1,479	119	-	-	1,360	4,372	-	51	-	4,423

Preferred return on disposition	-	-	-	-	-	939	-	(939)	-	-

Minority interest in earnings before depreciation and amortization	12,180	12,180	-	-	-	5,592	5,592	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	4,322	-	-	(4,322)	-

Pre-Tax EBDT	216,104	-	-	-	216,104	108,631	-	-	(448)	108,183

Income tax expense (benefit)	(5,472)	-	-	-	(5,472)	(11,771)	-	-	(448)	(12,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$221,576	$-	$-	$-	$221,576	$120,402	$-	$-	$-	$120,402

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$221,576	$-	$-	$-	$221,576	$120,402	$-	$-	$-	$120,402

Depreciation and amortization - Real Estate Groups	(210,829)	-	-	-	(210,829)	(77,226)	-	-	(1,986)	(79,212)

Amortization of mortgage procurement costs - Real Estate Groups	(10,055)	-	-	-	(10,055)	(2,858)	-	-	(302)	(3,160)

Deferred taxes - Real Estate Groups	(14,673)	-	-	-	(14,673)	(18,070)	-	-	(1,061)	(19,131)

Straight-line rent adjustment	356	-	-	-	356	5	-	-	-	5

Preference payment	(3,329)	-	-	-	(3,329)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(576)	-	-	-	(576)

Gain on disposition of rental properties and other investments, net of tax	-	-	663	-	663	-	-	-	8,159	8,159

Impairment of real estate, net of tax	-	-	(5,606)	-	(5,606)	(774)	-	(5,795)	-	(6,569)

Gain on disposition of unconsolidated entities, net of tax	663	-	(663)	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(5,606)	-	5,606	-	-	(5,795)	-	5,795	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,986)	-	-	1,986	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(302)	-	-	302	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,061)	-	-	1,061	-
Gain on disposition of rental properties	-	-	-	-	-	8,159	-	-	(8,159)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$(21,897)	$-	$-	$-	$(21,897)	$19,918	$-	$-	$-	$19,918

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2009 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$33,848	$2,375	$19,483	$-	$50,956	$-	$-	$50,171	$-	$50,171
Exclude straight-line rent adjustment	3	-	-	-	3	-	-	-	-	-

Adjusted revenues	33,851	2,375	19,483	-	50,959	-	-	50,171	-	50,171

Operating expenses	52,878	3,688	10,731	-	59,921	-	-	64,383	-	64,383
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	539	-	-	-	539	-	-	20,862	-	20,862
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	53,417	3,688	10,731	-	60,460	-	-	85,245	-	85,245

Add interest and other income	12,612	1,134	60	-	11,538	-	-	158	-	158

Add equity in earnings (loss), including impairment of unconsolidated entities	6,870	-	(5,276)	-	1,594	(40,989)	-	40,989	-	-

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	2,650	-	(2,650)	-	-	-	-	-	-	-

Add back depreciation and amortization of unconsolidated entities	348	-	(348)	-	-	-	-	-	-	-

Net operating income	2,914	(179)	538	-	3,631	(40,989)	-	6,073	-	(34,916)

Interest expense	234	132	538	-	640	-	-	6,073	-	6,073

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	(311)	(311)	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	2,991	-	-	-	2,991	(40,989)	-	-	-	(40,989)

Income tax expense (benefit)	714	-	-	-	714	(11,022)	-	-	-	(11,022)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,277	$-	$-	$-	$2,277	$(29,967)	$-	$-	$-	$(29,967)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,277	$-	$-	$-	$2,277	$(29,967)	$-	$-	$-	$(29,967)

Depreciation and amortization - Real Estate Groups	(727)	-	-	-	(727)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(573)	-	-	-	(573)	-	-	-	-	-

Deferred taxes - Real Estate Groups	11,206	-	-	-	11,206	-	-	-	-	-

Straight-line rent adjustment	(3)	-	-	-	(3)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	-	-	(1,626)	-	(1,626)	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(1,626)	-	1,626	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$10,554	$-	$-	$-	$10,554	$(29,967)	$-	$-	$-	$(29,967)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2009 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$1,290,390	$56,132	$380,297	$7,356	$1,621,911
Exclude straight-line rent adjustment	-	-	-	-	-	(6,726)	-	-	-	(6,726)

Adjusted revenues	-	-	-	-	-	1,283,664	56,132	380,297	7,356	1,615,185

Operating expenses	44,097	-	-	-	44,097	782,266	28,651	272,305	931	1,026,851
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,030	-	-	-	3,030	13,356	-	20,862	-	34,218
Exclude straight-line rent adjustment	-	-	-	-	-	(6,368)	-	-	-	(6,368)
Exclude preference payment	-	-	-	-	-	(3,329)	-	-	-	(3,329)

Adjusted operating expenses	47,127	-	-	-	47,127	785,925	28,651	293,167	931	1,051,372

Add interest and other income	1,415	-	-	-	1,415	42,481	1,807	5,127	61	45,862

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	(35,585)	(84)	36,257	-	756

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	(1,081)	-	1,081	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	21,285	-	(21,285)	-	-

Add back depreciation and amortization of unconsolidated entities	-	-	-	-	-	37,563	-	(37,563)	-	-

Net operating income	(45,712)	-	-	-	(45,712)	562,402	29,204	70,747	6,486	610,431

Interest expense	64,556	-	-	-	64,556	367,882	11,624	69,757	2,612	428,627

(Gain) loss on early extinguishment of debt	(4,181)	-	-	-	(4,181)	1,670	119	51	-	1,602

Preferred return on disposition	-	-	-	-	-	939	-	(939)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	17,461	17,461	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	4,322	-	-	(4,322)	-

Pre-Tax EBDT	(106,087)	-	-	-	(106,087)	180,650	-	-	(448)	180,202

Income tax expense (benefit)	(10,736)	-	-	-	(10,736)	(38,287)	-	-	(448)	(38,735)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(95,351)	$-	$-	$-	$(95,351)	$218,937	$-	$-	$-	$218,937

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(95,351)	$-	$-	$-	$(95,351)	$218,937	$-	$-	$-	$218,937

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(288,782)	-	-	(1,986)	(290,768)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(13,486)	-	-	(302)	(13,788)

Deferred taxes - Real Estate Groups	3,771	-	-	-	3,771	(17,766)	-	-	(1,061)	(18,827)

Straight-line rent adjustment	-	-	-	-	-	358	-	-	-	358

Preference payment	-	-	-	-	-	(3,329)	-	-	-	(3,329)

Preferred return on disposition, net of tax	-	-	-	-	-	(576)	-	-	-	(576)

Gain on disposition of rental properties and other investments, net of tax	92	-	-	680	772	92	-	663	8,839	9,594

Impairment of real estate, net of tax	-	-	-	-	-	(774)	-	(13,027)	-	(13,801)

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	663	-	(663)	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(13,027)	-	13,027	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(1,986)	-	-	1,986	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(302)	-	-	302	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,061)	-	-	1,061	-
Gain on disposition of rental properties	-	-	-	-	-	8,159	-	-	(8,159)	-
Deferred gain on disposition of Lumber Group	680	-	-	(680)	-	680	-	-	(680)	-

Net earnings (loss)	$(90,808)	$-	$-	$-	$(90,808)	$(112,200)	$-	$-	$-	$(112,200)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$275,644	$7,199	$31,776	$-	$300,221	$75,235	$6,896	$38,408	$2,366	$109,113
Exclude straight-line rent adjustment	(9,011)	-	-	-	(9,011)	(8)	-	-	-	(8)

Adjusted revenues	266,633	7,199	31,776	-	291,210	75,227	6,896	38,408	2,366	109,105

Operating expenses	154,834	2,741	14,863	-	166,956	50,137	6,058	22,852	221	67,152
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,507	-	-	-	1,507	935	-	-	-	935
Exclude straight-line rent adjustment	(1,755)	-	-	-	(1,755)	-	-	-	-	-
Exclude preference payment	(936)	-	-	-	(936)	-	-	-	-	-

Adjusted operating expenses	153,650	2,741	14,863	-	165,772	51,072	6,058	22,852	221	68,087

Add interest and other income	12,486	444	1,272	-	13,314	4,225	6	1,041	191	5,451

Add equity in earnings (loss), including impairment of unconsolidated entities	17,073	32	(16,834)	-	207	(4,137)	156	3,930	-	(363)

Remove gain on disposition of unconsolidated entities	(12,286)	-	12,286	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	8,269	-	(8,269)	-	-

Add back depreciation and amortization of unconsolidated entities	4,133	-	(4,133)	-	-	3,460	-	(3,460)	-	-

Net operating income	134,389	4,934	9,504	-	138,959	35,972	1,000	8,798	2,336	46,106

Interest expense	64,331	12	8,688	-	73,007	12,784	413	8,718	1,281	22,370

(Gain) loss on early extinguishment of debt	(601)	-	816	-	215	653	33	80	-	700

Minority interest in earnings before depreciation and amortization	4,922	4,922	-	-	-	554	554	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	962	-	-	(962)	-

Pre-Tax EBDT	65,737	-	-	-	65,737	22,943	-	-	93	23,036

Income tax expense (benefit)	3,506	-	-	-	3,506	(162)	-	-	93	(69)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,231	$-	$-	$-	$62,231	$23,105	$-	$-	$-	$23,105

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$62,231	$-	$-	$-	$62,231	$23,105	$-	$-	$-	$23,105

Depreciation and amortization - Real Estate Groups	(46,181)	-	-	-	(46,181)	(18,672)	-	-	(478)	(19,150)

Amortization of mortgage procurement costs - Real Estate Groups	(2,189)	-	-	-	(2,189)	(670)	-	-	(90)	(760)

Deferred taxes - Real Estate Groups	(14,151)	-	-	-	(14,151)	(3,623)	-	-	(96)	(3,719)

Straight-line rent adjustment	7,256	-	-	-	7,256	8	-	-	-	8

Preference payment	(936)	-	-	-	(936)	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	7,540	-	7,540	-	-	-	-	-

Impairment of real estate, net of tax	-	-	-	-	-	-	-	(5,074)	-	(5,074)

Gain on disposition of unconsolidated entities, net of tax	7,540	-	(7,540)	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(5,074)	-	5,074	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(478)	-	-	478	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(96)	-	-	96	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$13,570	$-	$-	$-	$13,570	$(5,590)	$-	$-	$-	$(5,590)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$53,501	$5,622	$7,747	$-	$55,626	$-	$-	$9,479	$-	$9,479
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	53,502	5,622	7,747	-	55,627	-	-	9,479	-	9,479

Operating expenses	28,645	1,575	4,482	-	31,552	-	-	10,385	-	10,385
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	111	-	-	-	111	-	-	4,180	-	4,180
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	28,756	1,575	4,482	-	31,663	-	-	14,565	-	14,565

Add interest and other income	3,621	350	63	-	3,334	-	-	(1)	-	(1)

Add equity in earnings (loss), including impairment of unconsolidated entities	(646)	-	242	-	(404)	(5,825)	-	5,825	-	-

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	3,200	-	(3,200)	-	-	-	-	-	-	-

Add back depreciation and amortization of unconsolidated entities	97	-	(97)	-	-	-	-	-	-	-

Net operating income	31,018	4,397	273	-	26,894	(5,825)	-	738	-	(5,087)

Interest expense	(2,332)	15	273	-	(2,074)	-	-	738	-	738

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	4,382	4,382	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	28,968	-	-	-	28,968	(5,825)	-	-	-	(5,825)

Income tax expense (benefit)	7,909	-	-	-	7,909	(3,151)	-	-	-	(3,151)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$21,059	$-	$-	$-	$21,059	$(2,674)	$-	$-	$-	$(2,674)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$21,059	$-	$-	$-	$21,059	$(2,674)	$-	$-	$-	$(2,674)

Depreciation and amortization - Real Estate Groups	(62)	-	-	-	(62)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(194)	-	-	-	(194)	-	-	-	-	-

Deferred taxes - Real Estate Groups	(6,616)	-	-	-	(6,616)	-	-	-	-	-

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(56)	-	(1,964)	-	(2,020)	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(1,964)	-	1,964	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$12,166	$-	$-	$-	$12,166	$(2,674)	$-	$-	$-	$(2,674)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2008 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$404,380	$19,717	$87,410	$2,366	$474,439
Exclude straight-line rent adjustment	-	-	-	-	-	(9,018)	-	-	-	(9,018)

Adjusted revenues	-	-	-	-	-	395,362	19,717	87,410	2,366	465,421

Operating expenses	6,935	-	-	-	6,935	240,551	10,374	52,582	221	282,980
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	680	-	-	-	680	3,233	-	4,180	-	7,413
Exclude straight-line rent adjustment	-	-	-	-	-	(1,755)	-	-	-	(1,755)
Exclude preference payment	-	-	-	-	-	(936)	-	-	-	(936)

Adjusted operating expenses	7,615	-	-	-	7,615	241,093	10,374	56,762	221	287,702

Add interest and other income	670	-	-	-	670	21,002	800	2,375	191	22,768

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	6,465	188	(6,837)	-	(560)

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	(12,286)	-	12,286	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	11,469	-	(11,469)	-	-

Add back depreciation and amortization of unconsolidated entities	-	-	-	-	-	7,690	-	(7,690)	-	-

Net operating income	(6,945)	-	-	-	(6,945)	188,609	10,331	19,313	2,336	199,927

Interest expense	15,350	-	-	-	15,350	90,133	440	18,417	1,281	109,391

(Gain) loss on early extinguishment of debt	-	-	-	-	-	52	33	896	-	915

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	9,858	9,858	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	962	-	-	(962)	-

Pre-Tax EBDT	(22,295)	-	-	-	(22,295)	89,528	-	-	93	89,621

Income tax expense (benefit)	(9,762)	-	-	-	(9,762)	(1,660)	-	-	93	(1,567)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,533)	$-	$-	$-	$(12,533)	$91,188	$-	$-	$-	$91,188

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(12,533)	$-	$-	$-	$(12,533)	$91,188	$-	$-	$-	$91,188

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(64,915)	-	-	(478)	(65,393)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,053)	-	-	(90)	(3,143)

Deferred taxes - Real Estate Groups	7,024	-	-	-	7,024	(17,366)	-	-	(96)	(17,462)

Straight-line rent adjustment	-	-	-	-	-	7,263	-	-	-	7,263

Preference payment	-	-	-	-	-	(936)	-	-	-	(936)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	642	642	-	-	7,540	642	8,182

Impairment of real estate, net of tax	-	-	-	-	-	(56)	-	(7,038)	-	(7,094)

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	7,540	-	(7,540)	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(7,038)	-	7,038	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(478)	-	-	478	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(90)	-	-	90	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(96)	-	-	96	-
Deferred gain on disposition of Lumber Group	642	-	-	(642)	-	642	-	-	(642)	-

Net earnings (loss)	$(4,867)	$-	$-	$-	$(4,867)	$12,605	$-	$-	$-	$12,605

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$928,436	$41,962	$120,069	$-	$1,006,543	$265,777	$19,697	$181,397	$33,492	$460,969
Exclude straight-line rent adjustment	(30,144)	-	-	-	(30,144)	4,975	-	-	-	4,975

Adjusted revenues	898,292	41,962	120,069	-	976,399	270,752	19,697	181,397	33,492	465,944

Operating expenses	491,320	12,825	63,241	-	541,736	183,078	16,886	118,090	22,732	307,014
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	5,082	-	-	-	5,082	2,645	-	-	-	2,645
Exclude straight-line rent adjustment	(8,615)	-	-	-	(8,615)	-	-	-	-	-
Exclude preference payment	(3,707)	-	-	-	(3,707)	-	-	-	-	-

Adjusted operating expenses	484,080	12,825	63,241	-	534,496	185,723	16,886	118,090	22,732	309,659

Add interest and other income	27,607	1,357	3,566	-	29,816	29,709	26	7,693	1,017	38,393

Add equity in earnings (loss), including impairment of unconsolidated entities	23,773	4	(23,582)	-	187	4,133	880	(4,549)	-	(1,296)

Remove gain on disposition of unconsolidated entities	(12,286)	-	12,286	-	-	(2,106)	-	2,106	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	8,269	-	(8,269)	-	-

Add back depreciation and amortization of unconsolidated entities	15,854	-	(15,854)	-	-	20,390	-	(20,390)	-	-

Net operating income	469,160	30,498	33,244	-	471,906	145,424	3,717	39,898	11,777	193,382

Interest expense	214,785	9,522	32,391	-	237,654	46,525	1,423	34,357	6,935	86,394

Loss on early extinguishment of debt	6,526	1,250	853	-	6,129	2,429	33	507	363	3,266

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	19,726	19,726	-	-	-	2,261	2,261	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	6,019	-	-	(6,019)	-

Pre-Tax EBDT	228,123	-	-	-	228,123	105,262	-	-	(1,540)	103,722

Income tax expense (benefit)	10,922	-	-	-	10,922	7,496	-	-	(1,540)	5,956

Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,201	$-	$-	$-	$217,201	$97,766	$-	$-	$-	$97,766

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,201	$-	$-	$-	$217,201	$97,766	$-	$-	$-	$97,766

Depreciation and amortization - Real Estate Groups	(177,992)	-	-	-	(177,992)	(69,311)	-	-	(3,402)	(72,713)

Amortization of mortgage procurement costs - Real Estate Groups	(9,238)	-	-	-	(9,238)	(2,935)	-	-	(307)	(3,242)

Deferred taxes - Real Estate Groups	(21,435)	-	-	-	(21,435)	(3,420)	-	-	(1,838)	(5,258)

Straight-line rent adjustment	21,529	-	-	-	21,529	(4,975)	-	-	-	(4,975)

Preference payment	(3,707)	-	-	-	(3,707)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	-	-	7,540	-	7,540	-	-	1,292	64,604	65,896

Impairment of real estate, net of tax	-	-	-	-	-	-	-	(5,074)	-	(5,074)

Gain on disposition of unconsolidated entities, net of tax	7,540	-	(7,540)	-	-	1,292	-	(1,292)	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-		(5,074)	-	5,074	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(3,402)	-	-	3,402	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(307)	-	-	307	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,838)	-	-	1,838	-
Gain on disposition of rental properties	-	-	-	-	-	64,604	-	-	(64,604)	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$33,898	$-	$-	$-	$33,898	$69,311	$-	$-	$-	$69,311

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$92,257	$7,419	$18,220	$-	$103,058	$-	$-	$24,952	$-	$24,952
Exclude straight-line rent adjustment	3	-	-	-	3	-	-	-	-	-

Adjusted revenues	92,260	7,419	18,220	-	103,061	-	-	24,952	-	24,952

Operating expenses	67,687	3,493	11,630	-	75,824	-	-	31,872	-	31,872
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	397	-	-	-	397	-	-	10,556	-	10,556
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	68,084	3,493	11,630	-	76,221	-	-	42,428	-	42,428

Add interest and other income	13,708	1,268	211	-	12,651	-	-	63	-	63

Add equity in earnings (loss), including impairment of unconsolidated entities	2,045	-	(2,658)	-	(613)	(20,878)	-	20,840	-	(38)

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Add back impairment of unconsolidated entities	3,200	-	(3,200)	-	-	-	-	-	-	-

Add back depreciation and amortization of unconsolidated entities	267	-	(267)	-	-	-	-	-	-	-

Net operating income	43,396	5,194	676	-	38,878	(20,878)	-	3,427	-	(17,451)

Interest expense	413	254	676	-	835	-	-	3,427	-	3,427

Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	4,940	4,940	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	38,043	-	-	-	38,043	(20,878)	-	-	-	(20,878)

Income tax expense (benefit)	9,949	-	-	-	9,949	(8,831)	-	-	-	(8,831)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,094	$-	$-	$-	$28,094	$(12,047)	$-	$-	$-	$(12,047)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,094	$-	$-	$-	$28,094	$(12,047)	$-	$-	$-	$(12,047)

Depreciation and amortization - Real Estate Groups	(246)	-	-	-	(246)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(646)	-	-	-	(646)	-	-	-	-	-

Deferred taxes - Real Estate Groups	(8,103)	-	-	-	(8,103)	-	-	-	-	-

Straight-line rent adjustment	(3)	-	-	-	(3)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of real estate, net of tax	(56)	-	(1,964)	-	(2,020)	-	-	-	-	-

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated entities, net of tax	(1,964)	-	1,964	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$17,076	$-	$-	$-	$17,076	$(12,047)	$-	$-	$-	$(12,047)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2008 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$1,286,470	$69,078	$344,638	$33,492	$1,595,522
Exclude straight-line rent adjustment	-	-	-	-	-	(25,166)	-	-	-	(25,166)

Adjusted revenues	-	-	-	-	-	1,261,304	69,078	344,638	33,492	1,570,356

Operating expenses	41,635	-	-	-	41,635	783,720	33,204	224,833	22,732	998,081
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,539	-	-	-	2,539	10,663	-	10,556	-	21,219
Exclude straight-line rent adjustment	-	-	-	-	-	(8,615)	-	-	-	(8,615)
Exclude preference payment	-	-	-	-	-	(3,707)	-	-	-	(3,707)

Adjusted operating expenses	44,174	-	-	-	44,174	782,061	33,204	235,389	22,732	1,006,978

Add interest and other income	2,258	-	-	-	2,258	73,282	2,651	11,533	1,017	83,181

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	9,073	884	(9,949)	-	(1,760)

Remove gain on disposition of unconsolidated entities	-	-	-	-	-	(14,392)	-	14,392	-	-

Add back impairment of unconsolidated entities	-	-	-	-	-	11,469	-	(11,469)	-	-

Add back depreciation and amortization of unconsolidated entities	-	-	-	-	-	36,511	-	(36,511)	-	-

Net operating income	(41,916)	-	-	-	(41,916)	595,186	39,409	77,245	11,777	644,799

Interest expense	63,782	-	-	-	63,782	325,505	11,199	70,851	6,935	392,092

Loss on early extinguishment of debt	-	-	-	-	-	8,955	1,283	1,360	363	9,395

Preferred return on disposition	-	-	-	-	-	5,034	-	(5,034)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	26,927	26,927	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	6,019	-	-	(6,019)	-

Pre-Tax EBDT	(105,698)	-	-	-	(105,698)	244,852	-	-	(1,540)	243,312

Income tax expense (benefit)	(40,402)	-	-	-	(40,402)	(20,866)	-	-	(1,540)	(22,406)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,296)	$-	$-	$-	$(65,296)	$265,718	$-	$-	$-	$265,718

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,296)	$-	$-	$-	$(65,296)	$265,718	$-	$-	$-	$265,718

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(247,549)	-	-	(3,402)	(250,951)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(12,819)	-	-	(307)	(13,126)

Deferred taxes - Real Estate Groups	8,471	-	-	-	8,471	(24,487)	-	-	(1,838)	(26,325)

Straight-line rent adjustment	-	-	-	-	-	16,551	-	-	-	16,551

Preference payment	-	-	-	-	-	(3,707)	-	-	-	(3,707)

Preferred return on disposition, net of tax	-	-	-	-	-	(3,089)	-	-	-	(3,089)

Gain on disposition of rental properties and other investments, net of tax	370	-	-	642	1,012	370	-	8,832	65,246	74,448

Impairment of real estate, net of tax	-	-	-	-	-	(56)	-	(7,038)	-	(7,094)

Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	8,832	-	(8,832)	-	-

Impairment of unconsolidated entities, net of tax	-	-	-	-	-	(7,038)	-	7,038	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(3,402)	-	-	3,402	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(307)	-	-	307	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,838)	-	-	1,838	-
Gain on disposition of rental properties	-	-	-	-	-	64,604	-	-	(64,604)	-
Deferred gain on disposition of Lumber Group	642	-	-	(642)	-	642	-	-	(642)	-

Net earnings (loss)	$(55,813)	$-	$-	$-	$(55,813)	$52,425	$-	$-	$-	$52,425

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
OFFICE BUILDINGS

			Date of								Leasable
			Opening/							Leasable	Square
			Acquisition/	Legal		Pro-Rata				Square	Feet at Pro-
Name			Expansion	Ownership	(1)	Ownership	(2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings
		2 Hanson Place	2004	100.00%		100.00%		Brooklyn, NY	Bank of New York, HSBC	399,000	399,000
		250 Huron (formerly Chase Financial Tower)	1991	95.00%		100.00%		Cleveland, OH	Leasing in progress	119,000	119,000
		35 Landsdowne Street	2002	100.00%		100.00%		Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000
		40 Landsdowne Street	2003	100.00%		100.00%		Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000
		45/75 Sidney Street	1999	100.00%		100.00%		Cambridge, MA	Millennium Pharmaceuticals; Novartis	277,000	277,000
		65/80 Landsdowne Street	2001	100.00%		100.00%		Cambridge, MA	Partners HealthCare System	122,000	122,000
		88 Sidney Street	2002	100.00%		100.00%		Cambridge, MA	Alkermes, Inc.	145,000	145,000
		Ballston Common Office Center	2005	100.00%		100.00%		Arlington, VA	US Coast Guard	174,000	174,000
		Colorado Studios	2007	90.00%		90.00%		Denver, CO	Colorado Studios	75,000	68,000
		Commerce Court	2007	70.00%		100.00%		Pittsburg, PA	US Bank; Wesco Distributors; Cardworks Services; Marc USA	379,000	379,000
		Edgeworth Building	2006	100.00%		100.00%		Richmond, VA	Hirschler Fleischer	137,000	137,000
		Eleven MetroTech Center	1995	85.00%		85.00%		Brooklyn, NY	City of New York - DoITT; E-911	216,000	184,000
		Fairmont Plaza	1998	85.00%		85.00%		San Jose, CA	Littler Mendelson; Merrill Lynch; Calpine; UBS Financial; Camera 12 Cinemas; Accenture	405,000	344,000
		Fifteen MetroTech Center	2003	95.00%		95.00%		Brooklyn, NY	Wellchoice, Inc.; City of New York - HRA	650,000	618,000
		Halle Building	1986	75.00%		100.00%		Cleveland, OH	Case Western Reserve University; Grant Thornton; CEOGC	406,000	406,000
		Harlem Center	2003	100.00%		100.00%		Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	147,000	147,000
(5)		Higbee Building	1990	100.00%		100.00%		Cleveland, OH	Greater Cleveland Partnership; Key Bank	815,000	815,000
		Illinois Science and Technology Park
		- Building A	2006	100.00%		100.00%		Skokie, IL	Northshore University Hospital	224,000	224,000
		- Building P	2006	100.00%		100.00%		Skokie, IL	NanoInk, Inc.; Midwest Bio Research	128,000	128,000
		- Building Q	2007	100.00%		100.00%		Skokie, IL	Astellas Pharmacy; NanoInk, Inc.; Polyera	158,000	158,000
		Jackson Building	1987	100.00%		100.00%		Cambridge, MA	Ariad Pharmaceuticals	99,000	99,000
	+	Johns Hopkins - 855 North Wolfe Street	2008	76.60%		76.60%		East Baltimore, MD	Johns Hopkins; Brain Institute; Howard Hughes Institute	279,000	214,000
		New York Times	2007	100.00%		100.00%		Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Company; Covington & Burling; Osler Hoskin; Seyfarth Shaw	737,000	737,000
		Nine MetroTech Center North	1997	85.00%		85.00%		Brooklyn, NY	City of New York - Fire Department	317,000	269,000
		One MetroTech Center	1991	82.50%		82.50%		Brooklyn, NY	JP Morgan Chase; National Grid	937,000	773,000
		One Pierrepont Plaza	1988	100.00%		100.00%		Brooklyn, NY	Morgan Stanley; Goldman Sachs	656,000	656,000
		Post Office Plaza (formerly M. K. Ferguson)	1990	100.00%		100.00%		Cleveland, OH	Washington Group; Chase Manhattan Mortgage Corp; Educational Loan Servicing Corp; Quicken Loans	476,000	476,000
(5)		Resurrection Health Care (4930 Oakton)	2006	100.00%		100.00%		Skokie, IL	Leasing in progress	40,000	40,000
		Richards Building	1990	100.00%		100.00%		Cambridge, MA	Genzyme Biosurgery; Alkermes, Inc.	126,000	126,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
OFFICE BUILDINGS (continued)

			Date of								Leasable
			Opening/							Leasable	Square
			Acquisition/	Legal		Pro-Rata				Square	Feet at Pro-
Name			Expansion	Ownership	(1)	Ownership	(2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings (continued)
		Richmond Office Park	2007	100.00%		100.00%		Richmond, VA	Anthem Blue Cross Blue Shield; The Brinks Co.; Wachovia Bank	570,000	570,000
		Skylight Office Tower	1991	92.50%		100.00%		Cleveland, OH	Cap Gemini; Ulmer & Berne, LLP	321,000	321,000
		Stapleton Medical Office Building	2006	90.00%		90.00%		Denver, CO	University of Colorado Hospital	45,000	41,000
		Ten MetroTech Center	1992	100.00%		100.00%		Brooklyn, NY	Internal Revenue Service	365,000	365,000
		Terminal Tower	1983	100.00%		100.00%		Cleveland, OH	Forest City Enterprises, Inc.; Cuyahoga Community College	584,000	584,000
		Twelve MetroTech Center	2004	100.00%		100.00%		Brooklyn, NY	National Union Fire Insurance Co.	177,000	177,000
		Two MetroTech Center	1990	82.50%		82.50%		Brooklyn, NY	Securities Industry Automation Corp.; City of New York - Board of Education	521,000	430,000
		University of Pennsylvania	2004	100.00%		100.00%		Philadelphia, PA	University of Pennsylvania	122,000	122,000
(3)	*	Waterfront Station - East 4th & West 4th Bldgs	2010	45.00%		45.00%		Washington, D.C.	Washington, D.C. Government	628,000	283,000

		Consolidated Office Buildings Subtotal								12,393,000	11,544,000

Unconsolidated Office Buildings
		350 Massachusetts Ave	1998	50.00%		50.00%		Cambridge, MA	Star Market; Tofias	169,000	85,000
(5)	+	818 Mission Street	2008	50.00%		50.00%		San Francisco, CA	Denny’s	28,000	14,000
		Advent Solar	2006	47.50%		47.50%		Albuquerque, NM	Advent Solar	87,000	41,000
(5)		Bulletin Building	2006	50.00%		50.00%		San Francisco, CA	Great West Life and Annuity; Corinthian School	78,000	39,000
		Chagrin Plaza I & II	1969	66.67%		66.67%		Beachwood, OH	National City Bank; Benihana; H&R Block	113,000	75,000
		Clark Building	1989	50.00%		50.00%		Cambridge, MA	Santa Fe Acambis	122,000	61,000
		Enterprise Place	1998	50.00%		50.00%		Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers	132,000	66,000
		Liberty Center	1986	50.00%		50.00%		Pittsburgh, PA	Federated Investors	526,000	263,000
	+	Mesa Del Sol Town Center	2008	47.50%		47.50%		Albuquerque, NM	Leasing in progress	74,000	35,000
	^*	Mesa Del Sol - Fidelity	2008/2009	47.50%		47.50%		Albuquerque, NM	Fidelity Investments	210,000	100,000
		Signature Square I	1986	50.00%		50.00%		Beachwood, OH	Ciuni & Panichi	79,000	40,000
		Signature Square II	1989	50.00%		50.00%		Beachwood, OH	Cleveland Clinic Ophthalmology; Allen Telecom, Inc.	82,000	41,000

		Unconsolidated Office Buildings Subtotal								1,700,000	860,000

		Total Office Buildings at January 31, 2009								14,093,000	12,404,000

		Total Office Buildings at January 31, 2008								13,451,000	12,050,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS

			Date of								Total		Gross
			Opening/							Total	Square	Gross	Leasable
			Acquisition/	Legal		Pro-Rata				Square	Feet at Pro-	Leasable	Area at Pro-
Name			Expansion	Ownership	(1)	Ownership	(2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Regional Malls
		Antelope Valley Mall	1990/1999	78.00%		78.00%		Palmdale, CA	Sears; JCPenney; Harris Gottschalks; Dillard’s; Forever 21; Cinemark Theatre	995,000	776,000	363,000	283,000
		Ballston Common Mall	1986/1999	100.00%		100.00%		Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	579,000	579,000	310,000	310,000
		Galleria at Sunset	1996/2002	100.00%		100.00%		Henderson, NV	Dillard’s; Macy’s; JCPenney; Dick’s Sporting Goods; Kohl’s	1,048,000	1,048,000	412,000	412,000
		Mall at Robinson	2001	56.67%		100.00%		Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	880,000	880,000	383,000	383,000
		Mall at Stonecrest	2001	66.67%		100.00%		Atlanta, GA	Kohl’s; Sears; JCPenney; Dillard’s; AMC Theatre; Macy’s	1,171,000	1,171,000	397,000	397,000
		Northfield at Stapleton	2005/2006	95.00%		100.00%		Denver, CO	Bass Pro; Target; Harkins Theatre; JCPenney; Macy’s	1,106,000	1,106,000	664,000	664,000
	+	Orchard Town Center	2008	100.00%		100.00%		Westminster, CO	JCPenney; Macy’s; Target; AMC Theatre	980,000	980,000	565,000	565,000
		Promenade Bolingbrook	2007	100.00%		100.00%		Bolingbrook, IL	Bass Pro; Macy’s; Village Roadshow	750,000	750,000	575,000	575,000
	**	Promenade in Temecula	1999/2002/2009	75.00%		100.00%		Temecula, CA	JCPenney; Sears; Macy’s; Edwards Cinema	1,140,000	1,140,000	540,000	540,000
	^*	Ridge Hill	2010/2011	70.00%		100.00%		Yonkers, NY	National Amusements; Whole Foods; LL Bean; Cheesecake Factory	1,200,000	1,200,000	1,200,000	1,200,000
(3)	+	Shops at Wiregrass	2008	50.00%		100.00%		Tampa, FL	JCPenney; Dillard’s; Macy’s	642,000	642,000	356,000	356,000
		Short Pump Town Center	2003/2005	50.00%		100.00%		Richmond, VA	Nordstrom; Macy’s; Dillard’s; Dick’s Sporting Goods	1,193,000	1,193,000	582,000	582,000
		Simi Valley Town Center	2005	85.00%		100.00%		Simi Valley, CA	Macy’s	612,000	612,000	351,000	351,000
(5)		South Bay Galleria	1985/2001	100.00%		100.00%		Redondo Beach, CA	Macy’s; Nordstrom; Kohl’s; AMC Theatre	955,000	955,000	389,000	389,000
		Victoria Gardens	2004/2007	80.00%		80.00%		Rancho Cucamonga, CA	Bass Pro; Macy’s; JCPenney; AMC Theatre	1,342,000	1,074,000	829,000	663,000
(3)	*	Village of Gulfstream	2010	50.00%		50.00%		Hallendale, FL	Crate & Barrel; Pottery Barn; The Container Store; Texas de Brazil; III Forks	500,000	250,000	500,000	250,000

		Consolidated Regional Malls Subtotal								15,093,000	14,356,000	8,416,000	7,920,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

		Date of								Total		Gross
		Opening/							Total	Square	Gross	Leasable
		Acquisition/	Legal		Pro-Rata				Square	Feet at Pro-	Leasable	Area at Pro-
Name		Expansion	Ownership	(1)	Ownership	(2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers
	42nd Street	1999	100.00%		100.00%		Manhattan, NY	AMC Theatre; Madame Tussaud’s Wax Museum; Modell’s; Dave & Buster’s	309,000	309,000	309,000	309,000
	Atlantic Center	1996	100.00%		100.00%		Brooklyn, NY	Pathmark; OfficeMax; Old Navy; Marshall’s; Sterns; NYC - Dept. of Motor Vehicles	399,000	399,000	392,000	392,000
	Atlantic Center Site V	1998	100.00%		100.00%		Brooklyn, NY	Modell’s	17,000	17,000	17,000	17,000
	Atlantic Terminal	2004	100.00%		100.00%		Brooklyn, NY	Target; Designer Shoe Warehouse; Chuck E. Cheese’s; Daffy’s	373,000	373,000	371,000	371,000
	Avenue at Tower City Center	1990	100.00%		100.00%		Cleveland, OH	Hard Rock Café; Morton’s of Chicago; Cleveland Cinemas	365,000	365,000	365,000	365,000
	Brooklyn Commons	2004	100.00%		100.00%		Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000
	Bruckner Boulevard	1996	100.00%		100.00%		Bronx, NY	Conway; Old Navy	113,000	113,000	113,000	113,000
	Columbia Park Center	1999	75.00%		75.00%		North Bergen, NJ	Shop Rite; Old Navy; Staples; Bally’s; Shopper’s World	347,000	260,000	347,000	260,000
	Court Street	2000	100.00%		100.00%		Brooklyn, NY	United Artists; Barnes & Noble	103,000	103,000	102,000	102,000
	Eastchester	2000	100.00%		100.00%		Bronx, NY	Pathmark	63,000	63,000	63,000	63,000
	Forest Avenue	2000	100.00%		100.00%		Staten Island, NY	United Artists	70,000	70,000	70,000	70,000
	Grand Avenue	1997	100.00%		100.00%		Queens, NY	Stop & Shop	119,000	119,000	119,000	119,000
	Gun Hill Road	1997	100.00%		100.00%		Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	147,000	147,000	147,000
	Harlem Center	2002	100.00%		100.00%		Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M	126,000	126,000	126,000	126,000
	Kaufman Studios	1999	100.00%		100.00%		Queens, NY	United Artists	84,000	84,000	84,000	84,000
	Market at Tobacco Row	2002	100.00%		100.00%		Richmond, VA	Rich Foods; CVS/Pharmacy	43,000	43,000	43,000	43,000
	Northern Boulevard	1997	100.00%		100.00%		Queens, NY	Stop & Shop; Marshall’s; Old Navy; AJ Wright	218,000	218,000	218,000	218,000
	Quartermaster Plaza	2004	100.00%		100.00%		Philadelphia, PA	Home Depot; BJ’s Wholesale; Staples; PetSmart; Walgreen’s	459,000	459,000	456,000	456,000
	Quebec Square	2002	90.00%		90.00%		Denver, CO	Wal-Mart; Home Depot; Sam’s Club; Ross Dress for Less; Office Depot; PetSmart	739,000	665,000	216,000	194,000
	Queens Place	2001	100.00%		100.00%		Queens, NY	Target; Best Buy; Macy’s Furniture; Designer Shoe Warehouse	455,000	455,000	221,000	221,000
	Richmond Avenue	1998	100.00%		100.00%		Staten Island, NY	Staples	76,000	76,000	76,000	76,000
	Saddle Rock Village	2005	80.00%		100.00%		Aurora, CO	Target; JoAnn Fabrics; PetSmart; OfficeMax	279,000	279,000	97,000	97,000
(5)	South Bay Southern Center	1978	100.00%		100.00%		Redondo Beach, CA	Bank of America	78,000	78,000	78,000	78,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
RETAIL CENTERS (continued)

		Date of								Total		Gross
		Opening/							Total	Square	Gross	Leasable
		Acquisition/	Legal		Pro-Rata				Square	Feet at Pro-	Leasable	Area at Pro-
Name		Expansion	Ownership	(1)	Ownership	(2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers (continued)
	Station Square	1994/2002	100.00%		100.00%		Pittsburgh, PA	Hard Rock Café; Grand Concourse Restaurant; Buca Di Beppo	291,000	291,000	291,000	291,000
+	White Oak Village	2008	50.00%		100.00%		Richmond, VA	Target; Lowes; Sam’s Club; JCPenney; OfficeMax; PetSmart; Ukrop’s	800,000	800,000	294,000	294,000
	Woodbridge Crossing	2002	100.00%		100.00%		Woodbridge, NJ	Modell’s; Thomasville Furniture; Party City	284,000	284,000	284,000	284,000

	Consolidated Specialty Retail Centers Subtotal								6,508,000	6,347,000	5,050,000	4,941,000

	Consolidated Retail Centers Total								21,601,000	20,703,000	13,466,000	12,861,000

Unconsolidated Regional Malls
	Boulevard Mall	1996/2000	50.00%		50.00%		Amherst, NY	JCPenney; Macy’s; Sears; Michael’s	912,000	456,000	336,000	168,000
	Charleston Town Center	1983	50.00%		50.00%		Charleston, WV	Macy’s; JCPenney; Sears	897,000	449,000	363,000	182,000
	San Francisco Centre	2006	50.00%		50.00%		San Francisco, CA	Nordstrom; Bloomingdale’s; Century Theaters	1,462,000	731,000	788,000	394,000

	Unconsolidated Regional Malls Subtotal								3,271,000	1,636,000	1,487,000	744,000

Unconsolidated Specialty Retail Centers
(4)^*	East River Plaza	2009/2010	35.00%		50.00%		Manhattan, NY	Home Depot; Target; Best Buy	517,000	259,000	517,000	259,000
	Golden Gate	1958	50.00%		50.00%		Mayfield Hts., OH	OfficeMax; Old Navy; Marshall’s; Cost Plus; HHGregg	361,000	181,000	361,000	181,000
	Marketplace at Riverpark	1996	50.00%		50.00%		Fresno, CA	JCPenney; Best Buy; Marshall’s; OfficeMax; Old Navy; Target; Sports Authority	471,000	236,000	296,000	148,000
(5)	Metreon	2006	50.00%		50.00%		San Francisco, CA	AMC Loews	279,000	140,000	279,000	140,000
	Plaza at Robinson Town Center	1989	50.00%		50.00%		Pittsburgh, PA	T.J. Maxx; Marshall’s; IKEA; Value City; JoAnn Fabrics; OfficeMax	507,000	254,000	507,000	254,000

	Unconsolidated Specialty Retail Centers Subtotal								2,135,000	1,070,000	1,960,000	982,000

	Unconsolidated Retail Centers Total								5,406,000	2,706,000	3,447,000	1,726,000

	Total Retail Centers at January 31, 2009								27,007,000	23,409,000	16,913,000	14,587,000

	Total Retail Centers at January 31, 2008								26,930,000	23,034,000	16,303,000	13,829,000

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
COMMERCIAL GROUP
HOTELS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata			Hotel Rooms at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Rooms	Pro-Rata %

Consolidated Hotels
Charleston Marriott	1983	95.00%	100.00%	Charleston, WV	352	352
Ritz-Carlton, Cleveland	1990	100.00%	100.00%	Cleveland, OH	206	206
Sheraton Station Square	1998/2001	100.00%	100.00%	Pittsburgh, PA	399	399

Consolidated Hotels Subtotal					957	957

Unconsolidated Hotels
Courtyard by Marriott	1985	3.97%	3.97%	Detroit, MI	250	10
Westin Convention Center	1986	50.00%	50.00%	Pittsburgh, PA	616	308

Unconsolidated Hotels Subtotal					866	318

	Total Hotel Rooms at January 31, 2009				1,823	1,275

	Total Hotel Rooms at January 31, 2008				1,823	1,275

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS

			Date of
			Opening/
			Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name			Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities
		100 Landsdowne Street	2005	100.00%	100.00%	Cambridge, MA	203	203
		101 San Fernando	2000	95.00%	95.00%	San Jose, CA	323	307
		1251 S. Michigan	2006	0.01%	100.00%	Chicago, IL	91	91
	^*	80 DeKalb	2009/2010	70.00%	100.00%	Brooklyn, NY	365	365
		American Cigar Company	2000	100.00%	100.00%	Richmond, VA	171	171
		Ashton Mill	2005	90.00%	100.00%	Cumberland, RI	193	193
		Autumn Ridge	2002	100.00%	100.00%	Sterling Heights, MI	251	251
	^*	Beekman	2010/2011	49.00%	70.00%	Manhattan, NY	904	633
		Botanica on the Green (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	78	70
		Botanica II	2007	90.00%	90.00%	Denver, CO	154	139
		Bowin	1998	95.05%	95.05%	Detroit, MI	193	183
		Cambridge Towers	2002	100.00%	100.00%	Detroit, MI	250	250
		Cameron Kinney	2007	100.00%	100.00%	Richmond, VA	259	259
		Consolidated-Carolina	2003	89.99%	100.00%	Richmond, VA	158	158
		Coraopolis Towers	2002	80.00%	80.00%	Coraopolis, PA	200	160
		Crescent Flats (East 29th Avenue Town Center)	2004	90.00%	90.00%	Denver, CO	66	59
		Cutter’s Ridge at Tobacco Row	2006	100.00%	100.00%	Richmond, VA	12	12
		Donora Towers	2002	100.00%	100.00%	Donora, PA	103	103
		Drake	1998	95.05%	95.05%	Philadelphia, PA	284	270
		Easthaven at the Village	1994-1995	100.00%	100.00%	Beachwood, OH	360	360
		Emerald Palms	1996/2004	100.00%	100.00%	Miami, FL	505	505
		Grand	1999	85.50%	85.50%	North Bethesda, MD	549	469
		Grand Lowry Lofts	2000	100.00%	100.00%	Denver, CO	261	261
		Grove	2003	100.00%	100.00%	Ontario, CA	101	101
	^+	Hamel Mill Lofts	2008/2009	100.00%	100.00%	Haverhill, MA	305	305
		Heritage	2002	100.00%	100.00%	San Diego, CA	230	230
(3)		Independence Place I	1973	50.00%	50.00%	Parma Hts., OH	202	101
		Independence Place II	2003	100.00%	100.00%	Parma Hts., OH	201	201
		Kennedy Biscuit Lofts	1990	98.90%	100.00%	Cambridge, MA	142	142

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

			Date of
			Opening/
			Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name			Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities (continued)
		Knolls	1995	1.00%	100.00%	Orange, CA	260	260
		Lakeland	1998	95.10%	95.10%	Waterford, MI	200	190
		Lenox Club	1991	95.00%	95.00%	Arlington, VA	385	366
		Lenox Park	1992	95.00%	95.00%	Silver Spring, MD	406	386
		Lofts 23	2005	100.00%	100.00%	Cambridge, MA	51	51
		Lofts at 1835 Arch	2001	95.05%	95.05%	Philadelphia, PA	191	182
	+	Lucky Strike	2008	100.00%	100.00%	Richmond, VA	131	131
	+	Mercantile Place on Main (formerly Dallas Mercantile)	2008	100.00%	100.00%	Dallas, TX	366	366
		Metro 417	2005	75.00%	100.00%	Los Angeles, CA	277	277
		Metropolitan	1989	100.00%	100.00%	Los Angeles, CA	270	270
		Midtown Towers	1969	100.00%	100.00%	Parma, OH	635	635
		Museum Towers	1997	100.00%	100.00%	Philadelphia, PA	286	286
(3)		Oceanpointe Towers	1980	5.80%	100.00%	Long Branch, NJ	151	151
		One Franklintown	1988	100.00%	100.00%	Philadelphia, PA	335	335
		Parmatown Towers and Gardens	1972-1973	100.00%	100.00%	Parma, OH	412	412
		Pavilion	1992	95.00%	95.00%	Chicago, IL	1,114	1,058
		Plymouth Square	2003	100.00%	100.00%	Detroit, MI	280	280
	*	Presidio	2010	100.00%	100.00%	San Francisco, CA	161	161
		Queenswood	1990	93.36%	100.00%	Corona, NY	296	296
		Sky55	2006	100.00%	100.00%	Chicago, IL	411	411
		Southfield	2002	100.00%	100.00%	Whitemarsh, MD	212	212
(3)		Village Center	1983	100.00%	100.00%	Detroit, MI	254	254
		Wilson Building	2007	100.00%	100.00%	Dallas, TX	143	143

		Consolidated Apartment Communities Subtotal					14,341	13,665

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/
		Acquisition/	Legal		Pro-Rata			Leasable	Leasable Units
Name		Expansion	Ownership	(1)	Ownership	(2)	Location	Units	at Pro-Rata %

Consolidated Supported-Living Apartments
	Forest Trace	2000	100.00%		100.00%		Lauderhill, FL	322	322
	Sterling Glen of Glen Cove	2000	100.00%		100.00%		Glen Cove, NY	80	80
	Sterling Glen of Great Neck	2000	100.00%		100.00%		Great Neck, NY	142	142

	Consolidated Supported-Living Apartments Subtotal							544	544

	Consolidated Apartments Total							14,885	14,209

Unconsolidated Apartment Communities
	Arbor Glen	2001-2007	50.00%		50.00%		Twinsburg, OH	288	144
+	Barrington Place	2008	49.00%		49.00%		Raleigh, NC	274	134
	Bayside Village	1988-1989	50.00%		50.00%		San Francisco, CA	862	431
	Big Creek	1996-2001	50.00%		50.00%		Parma Hts., OH	516	258
	Boulevard Towers	1969	50.00%		50.00%		Amherst, NY	402	201
	Brookpark Place	1976	100.00%		100.00%		Wheeling, WV	152	152
	Brookview Place	1979	3.00%		3.00%		Dayton, OH	232	7
	Burton Place	2000	90.00%		90.00%		Burton, MI	200	180
	Camelot	1967	50.00%		50.00%		Parma Hts., OH	151	76
	Carl D. Perkins	2002	100.00%		100.00%		Pikeville, KY	150	150
	Cedar Place	1974	2.98%		100.00%		Lansing, MI	220	220
	Cherry Tree	1996-2000	50.00%		50.00%		Strongsville, OH	442	221
	Chestnut Lake	1969	50.00%		50.00%		Strongsville, OH	789	395
	Clarkwood	1963	50.00%		50.00%		Warrensville Hts., OH	568	284
+	Cobblestone Court Apartments	2006-2008	50.00%		50.00%		Painesville, OH	304	152
	Colonial Grand	2003	50.00%		50.00%		Tampa, FL	176	88
	Connellsville Towers	1981	7.96%		7.96%		Connellsville, PA	111	9
	Coppertree	1998	50.00%		50.00%		Mayfield Hts., OH	342	171
	Deer Run	1987-1990	43.03%		43.03%		Twinsburg, OH	562	242
	Eaton Ridge	2002-2004	50.00%		50.00%		Sagamore Hills, OH	260	130

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/
		Acquisition/	Legal		Pro-Rata			Leasable	Leasable Units
Name		Expansion	Ownership	(1)	Ownership	(2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities (continued)
	Farmington Place	1980	100.00%		100.00%		Farmington, MI	153	153
	Fenimore Court	1982	7.06%		50.00%		Detroit, MI	144	72
	Fort Lincoln II	1979	45.00%		45.00%		Washington, D.C.	176	79
	Fort Lincoln III & IV	1981	24.90%		24.90%		Washington, D.C.	306	76
	Frenchtown Place	1975	8.24%		100.00%		Monroe, MI	151	151
	Glendora Gardens	1983	1.99%		99.00%		Glendora, CA	105	104
	Granada Gardens	1966	50.00%		50.00%		Warrensville Hts., OH	940	470
	Hamptons	1969	50.00%		50.00%		Beachwood, OH	651	326
	Hunter’s Hollow	1990	50.00%		50.00%		Strongsville, OH	208	104
+	Legacy Arboretum	2008	49.00%		49.00%		Charlotte, NC	266	130
^+	Legacy Crossroads	2008-2009	50.00%		50.00%		Cary, NC	344	172
	Liberty Hills	1979-1986	50.00%		50.00%		Solon, OH	396	198
	Metropolitan Lofts	2005	50.00%		50.00%		Los Angeles, CA	264	132
	Millender Center	1985	3.97%		100.00%		Detroit, MI	339	339
	Miramar Towers	1980	5.80%		100.00%		Los Angeles, CA	157	157
	Newport Landing	2002-2005	50.00%		50.00%		Coventry Township, OH	336	168
	Noble Towers	1979	50.00%		50.00%		Pittsburgh, PA	133	67
	North Port Village	1981	27.00%		27.00%		Port Huron, MI	251	68
	Nu Ken Tower (Citizen’s Plaza)	1981	8.84%		50.00%		New Kensington, PA	101	51
	Panorama Towers	1978	99.00%		99.00%		Panorama City, CA	154	152
	Park Place Towers	1975	12.68%		100.00%		Mt. Clemens, MI	187	187
	Parkwood Village	2001-2002	50.00%		50.00%		Brunswick, OH	204	102
	Pebble Creek	1995-1996	50.00%		50.00%		Twinsburg, OH	148	74
	Perrytown	1973	8.24%		100.00%		Pittsburgh, PA	231	231
	Pine Grove Manor	1973	7.83%		100.00%		Muskegon Township, MI	172	172
	Pine Ridge Valley	1967-1974, 2005-2007	50.00%		50.00%		Willoughby Hills, OH	1,309	655
	Potomac Heights Village	1981	5.80%		100.00%		Keyser, WV	141	141
	Residences at University Park	2002	40.00%		40.00%		Cambridge, MA	135	54
	Riverside Towers	1977	8.30%		100.00%		Coshocton, OH	100	100

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities (continued)
	Settler’s Landing at Greentree	2000-2004	50.00%	50.00%	Streetsboro, OH	408	204
	Shippan Avenue	1980	100.00%	100.00%	Stamford, CT	148	148
	St. Mary’s Villa	2002	40.07%	40.07%	Newark, NJ	360	144
^*	Stratford Crossing	2007-2010	50.00%	50.00%	Wadsworth, OH	348	174
	Surfside Towers	1970	50.00%	50.00%	Eastlake, OH	246	123
^*	Sutton Landing	2007-2009	50.00%	50.00%	Brimfield, OH	216	108
	Tamarac	1990-2001	50.00%	50.00%	Willoughby, OH	642	321
	The Springs	1981	5.80%	100.00%	La Mesa, CA	129	129
	Tower 43	2002	100.00%	100.00%	Kent, OH	101	101
	Towne Centre Place	1975	4.92%	100.00%	Ypsilanti, MI	170	170
	Twin Lake Towers	1966	50.00%	50.00%	Denver, CO	254	127
+	Uptown Apartments	2008	50.00%	50.00%	Oakland, CA	665	333
	Village Square	1978	100.00%	100.00%	Williamsville, NY	100	100
	Westwood Reserve	2002	50.00%	50.00%	Tampa, FL	340	170
	Woodgate / Evergreen Farms	2004-2006	33.00%	33.00%	Olmsted Township, OH	348	115
	Worth Street	2003	50.00%	50.00%	Manhattan, NY	330	165
	Ziegler Place	1978	100.00%	100.00%	Livonia, MI	141	141

	Unconsolidated Apartment Communities Subtotal					20,149	11,303

Unconsolidated Supported-Living Apartments
	Classic Residence by Hyatt	1989	50.00%	50.00%	Teaneck, NJ	220	110
	Classic Residence by Hyatt	1990	50.00%	50.00%	Chevy Chase, MD	339	170
	Classic Residence by Hyatt	2000	50.00%	50.00%	Yonkers, NY	310	155

	Unconsolidated Supported-Living Apartments Subtotal					869	435

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
APARTMENTS (continued)

			Date of
			Opening/
			Acquisition/	Legal		Pro-Rata			Leasable	Leasable Units
Name			Expansion	Ownership	(1)	Ownership	(2)	Location	Units	at Pro-Rata %

Unconsolidated Military Housing
	^*	Air Force Academy	2007-2009	50.00%		50.00%		Colorado Springs, CO	427	214
	^*	Midwest Millington	2008-2009	1.00%		^^		Memphis, TN	318	^^
	^*	Navy Midwest	2006-2009	1.00%		^^		Chicago, IL	1,658	^^
	^+	Ohana Military Communities, Hawaii Increment I	2005-2008	1.00%		^^		Honolulu, HI	1,952	^^
	^*	Ohana Military Communities, Hawaii Increment II	2007-2010	1.00%		^^		Honolulu, HI	1,175	^^
	^*	Ohana Military Communities, Hawaii Increment III	2007-2010	1.00%		^^		Honolulu, HI	2,520	^^
	^*	Ohana Military Communities, Hawaii Increment IV	2007-2014	1.00%		^^		Kaneohe, HI	917	^^
	^*	Pacific Northwest Communities	2007-2010	20.00%		^^		Seattle, WA	2,986	^^

		Unconsolidated Military Housing Subtotal							11,953	214

		Unconsolidated Apartments Total							32,971	11,952

		Combined Apartments Total							47,856	26,161

		Federally Subsidized Housing (Total of 8 Buildings)							1,260

		Total Apartment Units at January 31, 2009							49,116

		Total Apartment Units at January 31, 2008							47,098

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
RESIDENTIAL GROUP
CONDOMINIUMS

			Date of
			Opening/									Units Sold as
			Acquisition/	Legal		Pro-Rata				Total Units at	Units Sold as	of 1/31/09 at
Name			Expansion	Ownership	(1)	Ownership	(2)	Location	Total Units	Pro-Rata %	of 1/31/09	Pro-Rata %

Unconsolidated For Sale Condominiums
		Mercury	2007-2008	50.00%		50.00%		Los Angeles, CA	238	119	89	45
	^*	Central Station	1995-2012	25.00%		25.00%		Chicago, IL	4,520	1,130	3,440	860

		Unconsolidated For Sale Condominiums Total							4,758	1,249	3,529	905

		Total For Sale Condominiums at January 31, 2009							4,758

		Total For Sale Condominiums at January 31, 2008							5,017

*	Property under construction as of January 31, 2009.

**	Expansion of property under construction as of January 31, 2009.

+	Property opened or acquired in 2008.

++	Expansion of property.

^	Property to open in phases.

^^	The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.

(1)	Represents the Company’s share of a property’s profits and losses upon settlement of any preferred returns to which the Company or its partner(s) may be entitled.

(2)	Represents the Company’s share of a property’s profits and losses adjusted for any preferred returns to which the Company or its partner(s) may be entitled.

(3)	Due to triggering events under FIN (46), these properties are now fully consolidated.

(4)	At East River Plaza, Home Depot may be replaced with Costco under an executed tri-party lease assignment between Landlord, Home Depot and Costco. Costco will assume Home Depot space and rent. It is subject to a modification in the project’s special permit.

(5)	Operating properties identified for redevelopment.